SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 333-139427)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 14	[X]
and
REGISTRATION STATEMENT (No. 811-21991)
UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 17	[X]

Fidelity Rutland Square Trust II
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Marc R. Bryant, Esq.	With copies to:
Secretary and Chief Legal Officer	Joseph R. Fleming, Esq.
82 Devonshire Street	Dechert LLP
Boston, Massachusetts 02109	200 Clarendon Street, 27th Floor
(Name and Address of Agent for Service)	Boston, MA 02116-5021

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on (July 30, 2011) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.
If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Fund/Ticker

Strategic Advisers® Core Fund/FCSAX

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Prospectus

July 30, 2011

Contents

Fund Summary	<Click Here>	Strategic Advisers® Core Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund:
Strategic Advisers® Core Fund

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.41%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.63%
Total annual fund operating expenses A	1.04%
Fee waiver and/or expense reimbursementB	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.79%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

B Strategic Advisers, Inc. (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 1.00% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through May 31, 2013, unless terminated or modified earlier with the approval of the fund's Board of Trustees.

Prospectus

Fund Summary - continued

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 81
3 years	$ 284
5 years	$ 529
10 years	$ 1,231

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated funds and non-affiliated funds, but it will incur transaction costs when it buys and sells other types of securities (including non-affiliated exchange traded funds) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies


  Normally investing primarily in common stocks.
  Normally investing primarily in securities of companies with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the S&P 500® Index).
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated equity funds (i.e., Fidelity funds) and non-affiliated equity funds that participate in Fidelity's FundsNetwork®, and non-affiliated exchange traded funds (ETFs) (underlying funds) and sub-advisers.

Prospectus

  Allocating assets among underlying funds using both proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.
  Investing in underlying funds that establish long and short positions in equity securities and may use derivatives to obtain significant amounts of long or short exposure.
  Allocating assets among sub-advisers considering factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers, Inc. (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.

Principal Investment Risks

  Multiple Sub-Adviser Risk. Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.


  Investing in ETFs. ETFs are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid.
  Short Sales and Leverage Risk. Short sales pose more risk than long positions. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. Regulatory bans on certain short selling activities may prevent a fund from fully implementing its strategy. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

You could lose money by investing in the fund.

Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the performance of the fund's shares over the past year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Prospectus

Year-by-Year Returns

Calendar Year	2010
	15.66%


During the period shown in the chart:	Returns	Quarter ended
Highest Quarter Return	12.07%	December 31, 2010
Lowest Quarter Return	-10.91%	June 30, 2010
Year-to-Date Return	4.31%	June 30, 2011

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2010	Past 1 year	Life of fundA
Strategic Advisers Core Fund
Return Before Taxes	15.66%	14.57%
Return After Taxes on Distributions	15.46%	14.37%
Return After Taxes on Distributions and Sale of Fund Shares	10.32%	9.61%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	13.86%

A From December 30, 2009.

Investment Advisers

Strategic Advisers is the fund's manager. First Eagle Investment Management, LLC (First Eagle), Lazard Asset Management LLC (Lazard), Pyramis Global Advisors, LLC (Pyramis), and T. Rowe Price Associates, Inc. (T. Rowe Price) have been retained to serve as sub-advisers for the fund. Pyramis has not currently been allocated a portion of the fund's assets to manage.

Prospectus

Fund Summary - continued

Portfolio Manager(s)

John A. Stone (co-lead portfolio manager) and Vincent Zelenko (co-lead portfolio manager) have managed the fund since December 2009.

Colin Morris (co-manager) has managed First Eagle's portion of the fund's assets since December 2009.

Phillip Marriott (co-manager) has managed First Eagle's portion of the fund's assets since January 2010.

Andrew Lacey (co-manager), Richard Tutino (co-manager), and Ronald Temple (co-manager) have managed Lazard's portion of the fund's assets since December 2009.

Anna Dopkin (portfolio manager) has managed T. Rowe Price's portion of the fund's assets since June 2010.

Purchase and Sale of Shares

The fund is not available for sale to the general public.

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your order is received in proper form.

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The fund, Strategic Advisers, Fidelity Management & Research Company (FMR), Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with Strategic Advisers, FMR, or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies


The fund normally invests primarily in common stocks.

The fund normally invests primarily in securities of companies with large market capitalizations. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, large market capitalization companies generally are defined as those companies with market capitalizations similar to those of companies included in the S&P 500 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in the index changes with market conditions and the composition of the index.

The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.

The fund is not constrained by any particular investment style. At any given time, the fund may tend to buy "growth" stocks or "value" stocks, or a combination of both types.

The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.

Strategic Advisers may allocate the fund's assets among any number of underlying funds or sub-advisers at any time.

Strategic Advisers pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that Strategic Advisers believes will provide the most favorable outlook for achieving the fund's investment objective.

When determining how to allocate the fund's assets among underlying funds, Strategic Advisers relies on both proprietary fundamental and quantitative fund research in its fund selection process. Factors considered when investing in underlying funds include fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

The fund may invest in affiliated equity funds (i.e., Fidelity funds) and non-affiliated equity funds that participate in Fidelity's FundsNetwork® and in non-affiliated ETFs. Underlying funds include both funds managed by FMR (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity receives service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower, or charged on a per position basis, in some cases. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.

Prospectus

Fund Basics - continued

The fund may invest in underlying funds that establish long and short positions in equity securities. A long/short strategy involves buying long equities that are expected to increase in value and selling short equities that are expected to decrease in value. These underlying funds may use derivatives, including futures contracts, options, and swaps, to obtain significant amounts of long or short exposure.

Strategic Advisers may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's website at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity fund's prospectus is available at www.fidelity.com or www.advisor.fidelity.com. For a copy of any other underlying fund's prospectus, visit the website of the company that manages or sponsors that underlying fund.

When determining how to allocate the fund's assets among sub-advisers, Strategic Advisers considers a variety of factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Because the fund is considered non-diversified, a significant percentage of the fund's assets may be invested in a single issuer or a single fund.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Prospectus

Description of Principal Security Types

In addition to investing in underlying funds, the fund may invest directly in the following principal security types:

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.

If Strategic Advisers' or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. The portfolio managers' evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.

When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by Strategic Advisers or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility.

Prospectus

Fund Basics - continued

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including real estate investment trusts (REITs), can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the fund will indirectly bear its proportionate share of those expenses.

Prospectus

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.


Investing in ETFs. ETFs are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark). An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid.

Short Sales and Leverage Risk. Short sales involve the sale of a security a fund has borrowed, with the expectation that the security will underperform the market. Short sales create a risk that a fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security it seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities it has sold short increases, thereby increasing its potential volatility. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales. Regulatory bans on certain short selling activities may prevent a fund from fully implementing its strategy. Short sales involve leverage because a fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions.

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Prospectus

Fund Basics - continued

In response to market, economic, political, or other conditions, Strategic Advisers or a sub-adviser may temporarily use a different investment strategy for defensive purposes. If Strategic Advisers or a sub-adviser does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks capital appreciation.

Valuing Shares

The fund is open for business each day the NYSE is open.

The fund's NAV is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Shares of underlying funds (other than ETFs) are valued at their respective NAVs. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and statements of additional information (SAIs). The fund's NAV is calculated using the values of the underlying funds in which it invests. Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or, in Strategic Advisers' opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by Strategic Advisers in accordance with applicable fair value pricing policies. For example, if, in Strategic Advisers' opinion, a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by Strategic Advisers in accordance with applicable fair value pricing policies.

Prospectus

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a fund's NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

THE FUND IS NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares of the fund can be purchased only through certain discretionary investment programs offered by Strategic Advisers. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Strategic Advisers charges fees for its discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in the fund can be made only by Strategic Advisers on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no exchange privilege with any other fund. The fund does not place a limit on purchases or sales of fund shares by Strategic Advisers. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share of the fund is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Prospectus


Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if Strategic Advisers determines it is in the best interests of the fund.

When you terminate your relationship with Strategic Advisers, your shares may be sold at the NAV next calculated, in which case Strategic Advisers would send the redemption proceeds to you.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in July and December.

Distribution Options

Dividends and capital gain distributions may be reinvested in additional shares of the fund or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If Strategic Advisers buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Prospectus

Shareholder Information - continued

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

The fund employs a multi-manager and a fund of funds investment structure. Strategic Advisers may allocate the fund's assets among any number of sub-advisers or underlying funds.

Strategic Advisers is the fund's manager. The address of Strategic Advisers and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2010, Strategic Advisers had approximately $249.9 billion in discretionary assets under management.

As the manager, Strategic Advisers has overall responsibility for directing the fund's investments and handling its business affairs.

First Eagle, at 1345 Avenue of the Americas, New York, NY 10105, has been retained to serve as a sub-adviser for the fund. As of April 30, 2011, First Eagle had approximately $59.5 billion in discretionary assets under management. First Eagle may provide investment advisory services for the fund.

Lazard, at 30 Rockefeller Plaza, New York, NY 10112, has been retained to serve as a sub-adviser for the fund. As of June 30, 2011, Lazard had approximately $144.6 billion in discretionary assets under management. Lazard may provide investment advisory services for the fund.

Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. Pyramis is an affiliate of Strategic Advisers. As of June 30, 2011, Pyramis had approximately $44.8 billion in discretionary assets under management. Pyramis may provide investment advisory services for the fund. Pyramis has not currently been allocated a portion of the fund's assets to manage.

T. Rowe Price, at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of March 31, 2011, T. Rowe Price had approximately $509.9 billion in assets under management. T. Rowe Price may provide investment advisory services for the fund.

Strategic Advisers

John A. Stone is co-lead portfolio manager of the fund, which he has managed since its inception. Mr. Stone joined Strategic Advisers as portfolio manager in July 2008. Prior to joining Strategic Advisers, Mr. Stone was a portfolio manager and a Principal at Mercer Global Investments where he was responsible for managing four U.S. equity subadvised mutual funds, and was a member of the Americas Investment Committee. Prior to joining Mercer in 2006, Mr. Stone was with Fidelity for 12 years, most recently as Vice President, Senior Investment Analyst. In that role he was responsible for top-down asset allocation studies for Fidelity's institutional clients.

Vincent Zelenko is co-lead portfolio manager of the fund, which he has managed since its inception. Mr. Zelenko joined Fidelity Investments in June 2005 as part of Strategic Advisers and has since worked as a research analyst within the Investment Management/Fundamental Research department of Strategic Advisers and currently serves as team leader, Equity for Strategic Advisers' Asset Allocation Division. Prior to joining Fidelity, Mr. Zelenko acted as a vice president and Equity Research analyst for JP Morgan in London.

Prospectus

Fund Services - continued

First Eagle

Colin Morris serves as a portfolio manager for First Eagle's portion of the fund's assets, which he has managed since the fund's inception. He joined First Eagle in July 1992 as a Senior Vice President. He came to First Eagle from Mabon Securities, where he was a partner responsible for arbitrage investments. Before joining Mabon in 1986, Mr. Morris was an analyst at Mitchell and Associates, a boutique mergers and acquisitions investment company.

Phillip Marriott serves as a portfolio manager for First Eagle's portion of the fund's assets. He has assisted in managing First Eagle's portion of the fund's assets since January 2010. He joined First Eagle as an analyst in April 1996 and was named Associate Portfolio Manager in March 2008. Before joining the Firm, Mr. Marriott was an Associate at Goldman Sachs & Co. where he focused on providing advisory services to financial institutions. He started his career at Citicorp, where he was Credit Officer at the company's Finance/Leasing division.

Lazard

Andrew Lacey is a member of the portfolio management team assigned Lazard's portion of the fund's assets, which he has managed since its inception. He has worked in investment management for Lazard since 1995 where, as Deputy Chairman, he is responsible for oversight of the firm's U.S. and global strategies, and is a portfolio manager/analyst on various U.S. and global equity portfolio teams.

Richard Tutino is a member of the portfolio management team assigned Lazard's portion of the fund's assets, which he has managed since its inception. He joined Lazard in 1997 and is a portfolio manager/analyst for U.S. large cap equities. Prior to Lazard, Mr. Tutino was with Dreman Value Management, EF Hutton and Company, Inc., Fahnestock Asset Management and Thorsell Parker Partners.

Ronald Temple is a member of the portfolio management team assigned Lazard's portion of the fund's assets, which he has managed since its inception. He joined Lazard in 2001 where he is a portfolio manager/analyst on certain U.S. equity portfolio teams and a Co-Director of Research. Mr. Temple brought ten years of global experience to Lazard, from roles at Deutsche Bank AG, Bank of America NT & SA and Fleet Financial Group in London, New York, Singapore, San Francisco and Boston.

T. Rowe Price

Anna Dopkin is chairman of the investment advisory committee for T. Rowe Price's portion of the fund's assets. The committee chairman has day-to-day responsibility for managing the portfolio and works with an oversight team in developing and executing the investment program for T. Rowe Price's portion of the fund's assets.

Prospectus

Ms. Dopkin is a Vice President of T. Rowe Price, the director of Equity Research-North America, and a member of the Equity Steering Committee. Ms. Dopkin is the lead portfolio manager on the Structured Research Strategy team, and chairman of the Capital Opportunity Fund's Investment Advisory Committee. Previously, she managed the Financial Services Fund as well as the Growth & Income Fund. Prior to joining T. Rowe Price as an Equity Research Analyst in 1996, Ms. Dopkin worked at Goldman Sachs for 7 years in the Mortgage Securities Department in New York and London.


The oversight team at T. Rowe Price is responsible for ensuring adherence to portfolio constraints and risk controls along with managing the investment of cash flows.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to Strategic Advisers. The management fee is calculated and paid to Strategic Advisers every month. Strategic Advisers is responsible for the payment of all other expenses of the fund with limited exceptions.

The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future. The fund's maximum aggregate annual management fee will not exceed 1.00% of the fund's average daily net assets.

Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through May 31, 2013.

For the fiscal year ended May 31, 2011, the fund paid a management fee of 0.15% of the fund's average net assets, after waiver and/or reimbursement.

In return for the services of the fund's sub-advisers, Strategic Advisers will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.

Prospectus

Fund Services - continued

The basis for the Board of Trustees approving the management contract and sub-advisory agreements with First Eagle, Lazard, and Pyramis for the fund is available in the fund's annual report for the fiscal period ended May 31, 2010. The basis for the Board of Trustees approving the sub-advisory agreement with T. Rowe Price and an amended sub-advisory agreement with Pyramis for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2010.

Strategic Advisers may, from time to time, agree to reimburse the fund for, or waive, management fees above a specified limit. Strategic Advisers retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that Strategic Advisers may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Affiliates of Strategic Advisers may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork.

If payments made by Strategic Advisers to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the period of the fund's operations. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

	Year ended May 31,	Period ended May 31,
	2011	2010 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.10	.03
Net realized and unrealized gain (loss)	2.32	(.29)
Total from investment operations	2.42	(.26)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.10)	-
Net asset value, end of period	$ 12.06	$ 9.74
Total Return B,C	24.93%	(2.60)%
Ratios to Average Net Assets F
Expenses before reductions	.41%	.43% A
Expenses net of fee waivers, if any	.15%	.18% A
Expenses net of all reductions	.15%	.18% A
Net investment income (loss)	.90%	.77% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,524,136	$ 2,662,628
Portfolio turnover rate G	54%	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 30, 2009 (commencement of operations) to May 31, 2010.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of the Underlying Funds.

Prospectus

Additional Information about the Index

S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-21991

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Strategic Advisers and FundsNetwork are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.902945.102 SAI-COR-pro-0711

Strategic Advisers® Core Fund (FCSAX)


A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2011

Offered exclusively to certain clients of Strategic Advisers, Inc. (Strategic Advisers) - not available for sale to the general public.

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated July 30, 2011, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.

SAI-COR-ptb-0711
1.902946.103

PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying and Selling Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by Strategic Advisers does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Securities of Other Investment Companies" on page <Click Here>.)

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

For the fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.

In accordance with the fund's investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

Strategic Advisers® Core Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers Core Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers Core Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers Core Fund, or an adviser of an underlying fund.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index or other benchmark.

Typically, ETF shares are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g. on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede the ETN's ability to track its index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Fund's Rights as an Investor. Fidelity funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, some are based on commodities or commodities indices (for funds that seek commodities exposure), and some are based on indices of securities prices (including foreign indices for funds that seek foreign exposure). Futures on indices and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Strategic Advisers Core Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on Strategic Advisers Core Fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, indices of securities or commodities prices, and futures contracts (including commodity futures contracts). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Strategic Advisers Core Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on Strategic Advisers Core Fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, or indices). The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities. Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. A Fidelity fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A Fidelity fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Strategic Advisers Core Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fidelity fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Short Sales. Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.

Until a fund closes out the short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.

Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.

A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. A fund may reserve the right to take a temporary defensive position under certain circumstances.

Strategic Advisers Core Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts. The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.

Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in affiliated funds and non-affiliated funds, but it may incur such costs when it invests directly in other types of securities, including ETFs.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Strategic Advisers.

The Selection of Securities Brokers and Dealers

Strategic Advisers or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with Strategic Advisers or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, Strategic Advisers or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. Strategic Advisers or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. Strategic Advisers or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Strategic Advisers or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement Strategic Advisers' or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, brokerage and research products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although Strategic Advisers or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in Strategic Advisers' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, Strategic Advisers or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Strategic Advisers. Strategic Advisers' or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services Strategic Advisers or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to Strategic Advisers or its affiliates or have no explicit cost associated with them. In addition, Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

Strategic Advisers' Decision-Making Process. In connection with the allocation of fund brokerage, Strategic Advisers or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to Strategic Advisers or its affiliates, viewed in terms of the particular transaction for the fund or Strategic Advisers' or its affiliates' overall responsibilities to the fund or other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While Strategic Advisers or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Strategic Advisers, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist Strategic Advisers or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Strategic Advisers or its affiliates.

Research Contracts. Strategic Advisers or its affiliates have arrangements with certain third-party research providers and brokers through whom Strategic Advisers or its affiliates effect fund trades, whereby Strategic Advisers or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Strategic Advisers or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Strategic Advisers or its affiliates, or that may be available from another broker. Strategic Advisers or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. Strategic Advisers' or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on Strategic Advisers' or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

Strategic Advisers or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Strategic Advisers) who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided Strategic Advisers or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS as a clearing agent.

The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of Strategic Advisers or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

First Eagle Investment Management, LLC (First Eagle).

First Eagle is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any, for its portion of the fund. Broker-dealers and futures commission merchants may receive brokerage commissions on fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law. A substantial number of brokers through whom First Eagle executes agency orders provide proprietary research on general economic trends or particular companies. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to First Eagle including "commission sharing arrangements." First Eagle may obtain quote and other market data information in this manner. Certain brokers may also invite investment personnel of First Eagle to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services. Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. First Eagle will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions the fund, First Eagle or First Eagle's other clients. Such research and investment services include those which brokerage houses customarily provide to institutional investors such as statistical and economic data and research reports on particular companies and industries. In general, research and brokerage services obtained from brokers are used by First Eagle in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by First Eagle in providing investment management for the fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates. In addition, First Eagle may pay higher commissions on brokerage transactions for the fund to brokers in order to secure the research and investment services.

Lazard Asset Management, LLC (Lazard).

Lazard is primarily responsible for the investment decisions and the placing of portfolio transactions for its portion of the fund. In arranging for the fund's securities transactions, Lazard is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, Lazard considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; Lazard's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; Lazard's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

Purchase and sale orders for securities held by the fund may be combined with those for other accounts in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When Lazard determines that a particular security should be bought for or sold by more than one client, Lazard undertakes to allocate those transactions between the participants equitably.


T. Rowe Price Associates, Inc. (T. Rowe Price).

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of an allocated portion of the fund's assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing the decisions for the sub-fund, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution.

How Broker-Dealers Are Selected

In purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services. In selecting broker-dealers to execute the sub-fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or more efficient execution.

In general, we utilize a broad spectrum of execution venues. These include traditional stock exchanges, electronic communication networks, alternative trading systems, algorithmic solutions, crossing networks, and other alternative pools of liquidity. In selecting from among these options, T. Rowe Price generally seeks to select the broker-dealers or system it believes to be actively and effectively trading the security being purchased or sold.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price considers factors such as: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates paid by other institutional investors based on available public information.

Commissions Paid to Broker-Dealers for Research

T. Rowe Price receives a wide range of research services from broker-dealers. These services include information on the economy, industries, groups of securities, individual companies, statistics, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, performance analysis, credit analysis, risk measurement analysis, and analysis of corporate responsibility issues. Research services are received primarily in the form of written reports, e-mails, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may also be provided through meetings arranged with corporate management, industry spokespersons, economists, academicians, and government representatives. Some research may be incorporated into firm-wide systems or communications.

Certain broker-dealers that provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price. Proprietary research may also include research provided by an affiliate of the broker-dealer. With regard to the payment of brokerage commissions and receipt of proprietary research, T. Rowe Price has adopted brokerage allocation policies which embody the concepts of Section 28(e) of the 1934 Act which permits an investment adviser to cause its accounts or clients to pay a higher commission to a broker-dealer that furnishes research services than what might be charged by another broker-dealer that does not furnish research services (or that furnishes brokerage and research services deemed to be of lesser value). The adviser must determine in good faith that the commission is reasonable in relation to the value of the research services (and any brokerage services) provided. The determination may be viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. As a result, research may not necessarily benefit all accounts paying commissions to such broker-dealers.

T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services, as described in Section 28(e).

Independent third-party research is an important component of the investment process and may be paid for directly by T. Rowe Price, obtained through commission sharing arrangements ("CSAs"), or acquired through "step-out" transactions. T. Rowe Price may obtain third-party research from broker-dealers or nonbroker-dealers by entering into CSAs. Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades for T. Rowe Price will be allocated to one or more research providers, as directed by T. Rowe Price as payment for research. The use of CSAs allows T. Rowe Price to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer (for equity transactions on behalf of the T. Rowe Price Funds and other client accounts), and then periodically direct the broker-dealer to pay third party research providers for research. All such uses of CSAs by T. Rowe Price are subject to applicable law and their best execution obligations.

Allocation of Brokerage Commissions

T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers that are able to meet the needs of the transaction. Each quarter, T. Rowe Price assesses the contributions of the equity brokerage and research services provided by broker-dealers and creates a ranking of broker-dealers in response to these assessments. Portfolio managers, research analysts, and the trading department each evaluate the brokerage, execution, and research services they receive from broker-dealers and make judgments as to the quality of such services. Actual business received by a particular firm may not directly reflect its ranking in the voting process. It may be less than the suggested target but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. Allocation of brokerage business is monitored on a periodic basis by the Equity and Fixed Income Brokerage and Trading Control Committees. In no event is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services. Discount or execution only brokers, as well as ECNs, are used where deemed appropriate.

Trade Allocation Policies

T. Rowe Price has developed written trade allocation guidelines for its trading desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to eliminate de minimis positions; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). With respect to any private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Miscellaneous

It is the policy of T. Rowe Price not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution. Clients should be aware, however, that the grouping of their orders with other clients' orders may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order will reflect the average price paid or received with respect to the total order.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended May 31, 2011 and 2010, the fund's portfolio turnover rates were 54% and 31%, respectively. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.

During the fiscal year ended May 31, 2011, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended May 31, 2011.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers Core Fund	Citigroup, Inc.	$ 19,954,870
	Morgan Stanley	$ 22,212,704
	State Street Corp.	$ 5,332,205
	Goldman Sachs Group, Inc.	$ 14,002,635
	JPMorgan Chase & Co.	$ 58,340,273
	Bank of America Corp.	$ 29,935,475

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended May 31, 2011 and 2010. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended May 31	Dollar Amount	Percentage of Average Net Assets
2011	$ 4,170,096	0.06%
2010A	$ 1,145,346	0.05%

A Fund commenced operations on December 30, 2009.

During the fiscal years ended May 31, 2011 and 2010, the fund paid brokerage commissions of $100,227 and $23,391, respectively, to NFS. NFS is paid on a commission basis. During the fiscal year ended May 31, 2011, this amounted to approximately 2.40% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 1.53% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

During the fiscal year ended May 31, 2011, the fund paid $2,959,223 in brokerage commissions to firms that may have provided research or brokerage services involving approximately $5,453,041,964 of transactions.

VALUATION

The fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to Strategic Advisers. Strategic Advisers has established the Strategic Advisers Fair Value Committee (Strategic Advisers Committee) to fulfill these oversight responsibilities. The Strategic Advisers Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its oversight responsibilities, including the fair valuation of securities.

Shares of underlying funds (other than ETFs) held by the fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Strategic Advisers Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by the fund, as well as portfolio securities and assets held by an underlying Fidelity non-money market fund, are valued as follows:

Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.


Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the New York Stock Exchange (NYSE) using the last quoted bid price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV.

The Board of Trustees of the underlying Fidelity funds has ultimate responsibility for pricing portfolio securities and assets held by those funds, but has delegated day-to-day valuation oversight responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these oversight responsibilities.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Strategic Advisers Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Strategic Advisers Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Strategic Advisers Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Strategic Advisers Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Strategic Advisers Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

Portfolio securities and assets held by an underlying Fidelity money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees of an underlying Fidelity money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

BUYING AND SELLING INFORMATION

Shares of the fund are offered only to certain clients of Strategic Advisers that have granted Strategic Advisers discretionary investment authority. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 for more information.

Investors participating in a Strategic Advisers discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

Capital Gain Distributions. The fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. The amount of foreign taxes paid by the fund will be reduced to the extent that the fund lends securities over the dividend record date. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Standing Committees of the Fund's Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.

The Audit Committee is composed of Mr. Aldrich (Chair), Mr. Ralph Cox, and Ms. Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately periodically with the fund's Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the fund. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding the fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal auditors, and outside counsel the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process, will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditor, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will review periodically the fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect to the fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the fund, and anti-money laundering requirements. During the fiscal year ended May 31, 2011, the committee held four meetings.

The Governance and Nominating Committee is composed of Mr. Ralph Cox (Chair), Mr. Aldrich, and Ms. Kaplan. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended May 31, 2011, the committee held three meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2010.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Roger T. Servison	Boyce I. Greer
Strategic Advisers Core Fund	none	$1 - $10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	$50,001 - $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Peter C. Aldrich	Ralph F. Cox	Karen Kaplan
Strategic Advisers Core Fund	none	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended May 31, 2011, or calendar year ended December 31, 2010, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND	Peter C. Aldrich	Ralph F. Cox	Karen Kaplan
Strategic Advisers Core Fund	$ 15,878	$ 15,878	$ 15,878
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 80,000	$ 80,000	$ 85,000

1 Roger T. Servison, Boyce I. Greer, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

A Reflects compensation received for the calendar year ended December 31, 2010, for 17 funds of three trusts.

As of May 31, 2011, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers and Pyramis. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned Delaware holding company. First Eagle's primary offices are located 1345 Avenue of the Americas, New York, New York 10105.

Lazard is a Delaware limited liability company registered with the SEC. It is a subsidiary of Lazard Frères & Co. LLC (LF&Co.), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol "LAZ." These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC. Lazard Asset Management LLC is owned by LF&Co.

Pyramis, a registered investment adviser, has its principal office at 900 Salem Street, Smithfield, Rhode Island 02917. FMR LLC is the ultimate parent company of Pyramis. Information regarding the ownership of FMR LLC is disclosed above.

T. Rowe Price Group, Inc., a publicly-traded (NASDAQ: TROW) financial services holding company, owns 100% of the stock of T. Rowe Price and all of its subsidiaries.

Strategic Advisers, First Eagle, Lazard, Pyramis, T. Rowe Price (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Strategic Advisers has retained First Eagle, Lazard, Pyramis, and T. Rowe Price to serve as sub-advisers for the fund. The sub-advisers do not sponsor the fund.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.

Management-Related Expenses. Under the terms of the fund's management contract, Strategic Advisers, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by Strategic Advisers include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that Strategic Advisers will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Strategic Advisers also pays all fees associated with transfer agency services and pricing and bookkeeping services.

Strategic Advisers pays all other expenses of the fund with the following exceptions: fees and expenses of the Independent Trustees, interest on borrowings, taxes, brokerage commissions (if any), shareholder charges (if any) associated with investing in the underlying funds, prime brokerage fees and expenses, including margin interest and payments in lieu of dividends associated with short sale transactions, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets; provided, however, that the fund's maximum aggregate annual management fee will not exceed 1.00% of the fund's average daily net assets and that the fee, so computed, will be reduced by the compensation, including reimbursement of expenses, paid by the fund to the Independent Trustees.

In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until May 31, 2013. The fee waiver by Strategic Advisers will increase the fund's returns.

The following table shows the amount of management fees paid by the fund to Strategic Advisers for the past two fiscal years, the amount of credits reducing management fees for the fund, and the amount of waivers reducing management fees for the fund.

Fund	Fiscal Years Ended May 31	Amount of Waivers Reducing Management Fees	Amount of Credits Reducing Management Fees	Management Fees Paid to Strategic Advisers	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the Fund
Strategic Advisers Core Fund	2011	$ 16,216,221	$ 300	$ 9,935,303*	0.1539%*
	2010A	$ 2,411,823	$ 25	$ 1,689,782*	0.1751%B

* After reduction of fees and expenses paid by the fund to the Independent Trustees.

A Fund commenced operations on December 30, 2009.

B Annualized.

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by Strategic Advisers will increase the fund's returns, and repayment of the reimbursement by the fund will decrease its returns.

Sub-Adviser - First Eagle. The fund and Strategic Advisers have entered into a sub-advisory agreement with First Eagle pursuant to which First Eagle may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays First Eagle fees based on the average net assets of the portion of the fund managed by First Eagle.

Sub-Adviser - Lazard. The fund and Strategic Advisers have entered into a sub-advisory agreement with Lazard pursuant to which Lazard may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Lazard fees based on the average net assets of the portion of the fund managed by Lazard.

Sub-Adviser - Pyramis. The fund and Strategic Advisers have entered into a sub-advisory agreement with Pyramis pursuant to which Pyramis may provide investment advisory services for the fund.

Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Pyramis fees based on the average net assets of the portion of the fund managed by Pyramis pursuant to a particular investment strategy. The fees are calculated using the effective rate applicable to "aggregated assets" managed by Pyramis pursuant to a particular investment strategy. Under the terms of the sub-advisory agreement, "aggregated assets" for a particular investment strategy means the total assets managed by Pyramis pursuant to that investment strategy in any registered investment company advised by Strategic Advisers.

Pyramis has not currently been allocated a portion of the fund's assets to manage.

Sub-Adviser - T. Rowe Price. The fund and Strategic Advisers have entered into a sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays T. Rowe Price fees based on the average net assets of the portion of the fund managed by T. Rowe Price.

The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to unaffiliated sub-advisers for the past two fiscal years.

Fund	Fiscal Years Ended May 31	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
Strategic Advisers Core Fund	2011	$ 9,983,061	0.1546%
	2010A	$ 1,714,726	0.1778%B

A Fund commenced operations on December 30, 2009.

B Annualized.

Portfolio Manager Compensation - Strategic Advisers.

John A. Stone and Vincent Zelenko are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.

Mr. Stone and Mr. Zelenko are co-lead portfolio managers of the fund and receive compensation for their services. As of May 31, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of each portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with each portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index and peer group. A subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers.

The portion of each portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the S&P 500® Index, and the pre-tax investment performance of the fund within the Morningstar® Large Blend peer group. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Stone as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	94	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 22,655	$ 32,341	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Core Fund ($8,519 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Core Fund beneficially owned by Mr. Stone was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. Zelenko as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 8,519	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Core Fund ($8,519 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Core Fund beneficially owned by Mr. Zelenko was $10, 001 - $50,000.

Portfolio Manager Compensation - First Eagle.

Colin Morris and Phillip Marriott are portfolio managers for First Eagle's portion of the fund's assets and they receive compensation for their services. Messrs. Morris and Marriott serve as portfolio managers to certain clients and private investment funds that may utilize an investment program that is substantially similar to that of the fund. First Eagle and its affiliates may give advice or take action with respect to the other clients that differs from the advice given with respect to the fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. In addition, First Eagle and its affiliates currently serve, and may in the future serve, as investment adviser to other registered investment companies, private investment funds or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, First Eagle's and its affiliates' investment management activities may present conflicts between the interests of the Fund and those of First Eagle and its affiliates and potentially among the interests of various accounts managed by the Adviser and/or its affiliates. Although First Eagle and its affiliates have adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various special considerations, including an account's tax position, cash management requirements, concentration tolerance or minimum investment size policies.

Conflicts also may be presented by Messrs. Morris and Marriott's portfolio manager compensation arrangements. Messrs. Morris and Marriott's compensation, respectively, consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. The bonus is based on, among other things, assets and revenue attributable to accounts managed by Mr. Morris and Mr. Marriott, respectively. Additionally, Messrs. Morris and Marriott each received profit interests in First Eagle, which make each of them eligible, subject to customary vesting arrangements and other conditions, for a share of the profits of First Eagle. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by Messrs. Morris and Marriott.

The following table provides information relating to other accounts managed by Mr. Morris as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	10	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	3	none
Assets Managed (in millions)	$ 1,475	$ 1,172	$ 677
Assets Managed with Performance-Based Advisory Fees (in millions)	none	$ 727	none

* Includes Strategic Advisers Core Fund ($876 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Core Fund beneficially owned by Mr. Morris was none.

The following table provides information relating to other accounts managed by Mr. Marriott as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	10	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	3	none
Assets Managed (in millions)	$ 1,475	$ 1,172	$ 677
Assets Managed with Performance-Based Advisory Fees (in millions)	none	$ 727	none

* Includes Strategic Advisers Core Fund ($876 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Core Fund beneficially owned by Mr. Marriott was none.

Portfolio Manager Compensation - Lazard.

Andrew Lacey, Richard Tutino, and Ronald Temple are members of the portfolio management team assigned Lazard's portion of the fund's assets and they receive compensation for their services. Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork, and commitment.

Total compensation is not fixed, but rather is based on the following factors: (1) maintenance of current knowledge and opinions on companies owned in the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (3) ability and willingness to develop and share ideas on a team basis; and (4) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by the manager's ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by him or her, by comparison of each account to a predetermined benchmark, over the current year and the longer-term performance (3-, 5-, or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Certain employees of Lazard are eligible to receive restricted stock units through the Lazard Ltd Equity Incentive Plan.

The following table provides information relating to other accounts managed by Mr. Lacey as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	13	193
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 12,361	$ 1,497	$ 5,775
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 6,777	none	none

* Includes Strategic Advisers Core Fund ($862 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Core Fund beneficially owned by Mr. Lacey was none.

The following table provides information relating to other accounts managed by Mr. Tutino as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	4	130
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 1,591	$ 442	$ 2,273
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Core Fund ($862 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Core Fund beneficially owned by Mr. Tutino was none.

The following table provides information relating to other accounts managed by Mr. Temple as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	10	183
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 9,153	$ 1,168	$ 5,380
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 6,777	none	none

* Includes Strategic Advisers Core Fund ($862 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Core Fund beneficially owned by Mr. Temple was none.

Portfolio Manager Compensation - T. Rowe Price.

T. Rowe Price portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in a fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for a tax-efficient fund.

Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interests

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The following table provides information relating to other accounts managed by Anna Dopkin as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	9	60
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 6,526	$ 3,999	$ 21,057
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Core Fund ($2,187 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Core Fund beneficially owned by Ms. Dopkin was none.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.

The following Proxy Voting Guidelines were established by the Board of Trustees of Fidelity Rutland Square Trust II on behalf of the fund, after consultation with Strategic Advisers. (The guidelines are reviewed periodically by Strategic Advisers and its affiliates and by the Independent Trustees of the fund, and, accordingly, are subject to change.)

I. General Principles

 A. The funds in the trust generally intend to vote shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).

 B. Any proposals not covered by paragraph A above or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Strategic Advisers analyst or portfolio manager, as applicable, subject to review and approval by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR LLC.

Sub-Advisers:

Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by the sub-advisers are described below.

Proxy Voting - First Eagle.

First Eagle has adopted policies and procedures (the "Policies") regarding the voting of proxies. It is the policy of First Eagle to vote client proxies in a manner that serves the best interest of the client. The Policies provide for procedures that address conflicts of interest between First Eagle and a client with respect to voting proxies. With regard to First Eagle this may involve review of a proposed vote by compliance personnel. First Eagle may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. First Eagle relies on Institutional Shareholder Services, Inc. ("Proxy Provider"), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking proxy votes and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. There may be instances where First Eagle determines to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. General information about ISS voting recommendations is available on its website at http://www.issgovernance.com.

Proxy Voting - Lazard.

  Lazard votes proxies in the best interests of its clients including the fund.
  Unless Lazard's Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with its proxy voting policy and guidelines (the "Voting Guidelines").

To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote. The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

  vote as recommended by management in routine election or re-election of directors;
  favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and
  vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

Proxy Voting - T. Rowe Price.

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd and T. Rowe Price (Canada), Inc. ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company's disclosures, its board's recommendations, a company's track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals' views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group ("RMG"), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the Proxy Committee, RMG maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes RMG's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, RMG's web-based application.

Vote Determination

Each day, RMG delivers into T. Rowe Price's proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors' accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards' accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company's peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. Finally, we vote for proposals calling for shareholder ratification of a company's executive compensation practices ("Say-on-Pay" proposals) a majority of the time.

Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities.

Corporate Social Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG's proxy research. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

Global Portfolio Companies - RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed RMG's general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC's EDGAR database).

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with Strategic Advisers or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to Strategic Advisers under its management contract with the fund. To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for the fund.

For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and assets of the fund invested in such underlying Fidelity fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of Strategic Advisers' management contract with the fund.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

Strategic Advisers bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUST

Trust Organization. Strategic Advisers Core Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006. Currently, there are 11 funds offered in the trust: Strategic Advisers Core Fund, Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Growth Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity II Fund, and Strategic Advisers Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

On matters submitted for consideration by shareholders of any underlying fund, the fund will vote its shares in proportion to the vote of all other holders of the same class of shares of that underlying fund.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Strategic Advisers, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of Strategic Advisers, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended May 31, 2011, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by Strategic Advisers or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and Anacomp Inc. (full or partial holdings daily, on the next business day).

Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, Strategic Advisers desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Strategic Advisers is a registered service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Fund/Ticker

Strategic Advisers® Growth Fund/FSGFX

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Prospectus

July 30, 2011

Contents

Fund Summary	<Click Here>	Strategic Advisers® Growth Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Fund:
Strategic Advisers® Growth Fund

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.47%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.23%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.20%
Total annual fund operating expensesA	0.90%
Fee waiver and/or expense reimbursementB	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

B Strategic Advisers, Inc. (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.95% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2013, unless terminated or modified earlier with the approval of the fund's Board of Trustees.

Prospectus

Fund Summary - continued

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 66
3 years	$ 231
5 years	$ 444
10 years	$ 1,056

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated funds and non-affiliated funds, but it will incur transaction costs when it buys and sells other types of securities (including non-affiliated exchange traded funds) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. For the period from June 2, 2010 to May 31, 2011, the fund's portfolio turnover rate was 47% (annualized) of the average value of its portfolio.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Investing in companies that are believed to have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Normally investing primarily in securities of companies with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000® Growth Index).
  Investing in domestic and foreign issuers.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated funds (i.e., Fidelity funds) and non-affiliated funds that participate in Fidelity's FundsNetwork®, and non-affiliated exchange traded funds (ETFs) (underlying funds) and sub-advisers.

Prospectus

  Allocating assets among underlying funds using both proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.
  Allocating assets among sub-advisers considering factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers, Inc. (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.

Principal Investment Risks

  Multiple Sub-Adviser Risk. Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.

Prospectus

Fund Summary - continued

  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Investing in ETFs. ETFs are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Advisers

Strategic Advisers is the fund's manager. ClariVest Asset Management LLC (ClariVest), Pyramis Global Advisors, LLC (Pyramis), Waddell & Reed Investment Management Company (WRIMCO), and Winslow Capital Management, Inc. (Winslow) have been retained to serve as sub-advisers for the fund.

Portfolio Manager(s)

Barry J. Golden (co-lead portfolio manager) and John A. Stone (co-lead portfolio manager) have managed the fund since June 2010.

David J. Pavan (co-manager) and Frank Feng (co-manager) have managed ClariVest's portion of the fund's assets since June 2010.

Stephen Balter (co-manager) and Christopher Galizio (co-manager) have managed Pyramis' portion of the fund's assets since June 2010.

Daniel P. Becker (co-manager) and Philip J. Sanders (co-manager) have managed WRIMCO's portion of the fund's assets since June 2010.

Justin H. Kelly (co-manager), R. Bart Wear (co-manager), and Clark J. Winslow (co-manager) have managed Winslow's portion of the fund's assets since June 2010.

Prospectus

Purchase and Sale of Shares

The fund is not available for sale to the general public.

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your order is received in proper form.

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The fund, Strategic Advisers, Fidelity Management & Research Company (FMR), Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with Strategic Advisers, FMR, or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

The fund normally invests primarily in common stocks.

The fund invests in companies that are believed to have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The fund normally invests primarily in securities of companies with large market capitalizations. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, large market capitalization companies generally are defined as those companies with market capitalizations similar to those of companies included in the Russell 1000 Growth Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in the index changes with market conditions and the composition of the index.

The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.

The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.

Strategic Advisers may allocate the fund's assets among any number of underlying funds or sub-advisers at any time.

Strategic Advisers pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that Strategic Advisers believes will provide the most favorable outlook for achieving the fund's investment objective.

When determining how to allocate the fund's assets among underlying funds, Strategic Advisers relies on both proprietary fundamental and quantitative fund research in its fund selection process. Factors considered when investing in underlying funds include fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

The fund may invest in affiliated funds (i.e., Fidelity funds) and non-affiliated funds that participate in Fidelity's FundsNetwork® and in non-affiliated ETFs. Underlying funds include both funds managed by FMR (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity receives service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower, or charged on a per position basis, in some cases. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.

Prospectus

Strategic Advisers may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's website at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity fund's prospectus is available at www.fidelity.com or www.advisor.fidelity.com. For a copy of any other underlying fund's prospectus, visit the website of the company that manages or sponsors that underlying fund.

When determining how to allocate the fund's assets among sub-advisers, Strategic Advisers considers a variety of factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Because the fund is considered non-diversified, a significant percentage of the fund's assets may be invested in a single issuer or a single fund.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Prospectus

Fund Basics - continued

Description of Principal Security Types

In addition to investing in underlying funds, the fund may invest directly in the following principal security types:

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.

If Strategic Advisers' or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. The portfolio managers' evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.

When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by Strategic Advisers or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility.

Prospectus

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Prospectus

Fund Basics - continued

Investing in ETFs. ETFs are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark). An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

In response to market, economic, political, or other conditions, Strategic Advisers or a sub-adviser may temporarily use a different investment strategy for defensive purposes. If Strategic Advisers or a sub-adviser does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks capital appreciation.

Valuing Shares

The fund is open for business each day the NYSE is open.

The fund's NAV is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Prospectus

Shares of underlying funds (other than ETFs) are valued at their respective NAVs. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and statements of additional information (SAIs). The fund's NAV is calculated using the values of the underlying funds in which it invests. Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or, in Strategic Advisers' opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by Strategic Advisers in accordance with applicable fair value pricing policies. For example, if, in Strategic Advisers' opinion, a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by Strategic Advisers in accordance with applicable fair value pricing policies.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a fund's NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

THE FUND IS NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares of the fund can be purchased only through certain discretionary investment programs offered by Strategic Advisers. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Strategic Advisers charges fees for its discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in the fund can be made only by Strategic Advisers on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no exchange privilege with any other fund. The fund does not place a limit on purchases or sales of fund shares by Strategic Advisers. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share of the fund is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Prospectus

Shareholder Information - continued

Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if Strategic Advisers determines it is in the best interests of the fund.

When you terminate your relationship with Strategic Advisers, your shares may be sold at the NAV next calculated, in which case Strategic Advisers would send the redemption proceeds to you.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in July and December.

Distribution Options

Dividends and capital gain distributions may be reinvested in additional shares of the fund or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If Strategic Advisers buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Prospectus

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

The fund employs a multi-manager and a fund of funds investment structure. Strategic Advisers may allocate the fund's assets among any number of sub-advisers or underlying funds.

Strategic Advisers is the fund's manager. The address of Strategic Advisers and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2010, Strategic Advisers had approximately $249.9 billion in discretionary assets under management.

As the manager, Strategic Advisers has overall responsibility for directing the fund's investments and handling its business affairs.

ClariVest, at 11452 El Camino Real, Suite 250, San Diego, California 92130, has been retained to serve as a sub-adviser for the fund. As of March 31, 2011, ClariVest had approximately $2.7 billion in discretionary assets under management. ClariVest may provide investment advisory services for the fund.

Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. Pyramis is an affiliate of Strategic Advisers. As of June 30, 2011, Pyramis had approximately $44.8 billion in discretionary assets under management. Pyramis may provide investment advisory services for the fund.

WRIMCO, at 6300 Lamar Avenue, P.O. Box 29217, Overland Park, Kansas 66201-9217, has been retained to serve as a sub-adviser for the fund. As of March 31, 2011, WRIMCO had approximately $90.2 billion in discretionary assets under management. WRIMCO may provide investment advisory services for the fund.

Winslow, at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, has been retained to serve as a sub-adviser for the fund. As of May 31, 2011, Winslow had approximately $24.2 billion in discretionary assets under management. Winslow may provide investment advisory services for the fund.

Strategic Advisers

Barry J. Golden is co-lead portfolio manager of the fund, which he has managed since June 2010. Mr. Golden joined Strategic Advisers' Research team in 2005. Prior to his current role, Mr. Golden was Associate Director of Investments with Strategic Advisers' Charitable Gift Fund investment management team. Previously, Mr. Golden was a research analyst on the U.S. equity value team where he covered mid cap value mutual funds. Prior to joining Strategic Advisers, Mr. Golden was a Data Analyst within Fidelity Investments (Fidelity) for two years.

John A. Stone is co-lead portfolio manager of the fund, which he has managed since June 2010. Mr. Stone joined Strategic Advisers as portfolio manager in July 2008. Prior to joining Strategic Advisers, Mr. Stone was a portfolio manager and a Principal at Mercer Global Investments where he was responsible for managing four U.S. equity subadvised mutual funds, and was a member of the Americas Investment Committee. Prior to joining Mercer in 2006, Mr. Stone was with Fidelity for 12 years, most recently as Vice President, Senior Investment Analyst. In that role he was responsible for top-down asset allocation studies for Fidelity's institutional clients.

Prospectus

ClariVest

David J. Pavan, CFA, serves as co-portfolio manager for ClariVest's portion of the fund's assets, which he has managed since June 2010. He is a founder and owner of ClariVest Asset Management LLC and portfolio manager with primary responsibility for the US large-cap growth investment strategy. Prior to forming ClariVest in March 2006, Mr. Pavan was the portfolio manager for the Systematic US large-cap growth strategies at Nicholas-Applegate Capital Management, and was a member of the Systematic investment team that managed over $5 billion in assets at the firm. Previously, he served as a quantitative analyst at Putnam Investments. Prior to this, Mr. Pavan was a partner at Genus Capital Management, where he worked as an equity analyst. Mr. Pavan holds a Bachelor's degree in Mathematics from the University of Waterloo, an MBA from Queen's University, and a Masters in Computational Finance from Carnegie Mellon University. Mr. Pavan has eighteen years of investment experience.

Frank Feng, Ph.D., serves as co-portfolio manager for ClariVest's portion of the fund's assets, which he has managed since June 2010. He is a founder and owner of ClariVest Asset Management LLC and portfolio manager with primary responsibility for the US large-cap core strategy. Prior to forming ClariVest in March 2006, Mr. Feng was the portfolio manager for the Systematic US large-cap core strategy and served as a member of the Systematic investment team that managed over $5 billion in assets at Nicholas-Applegate Capital Management. Before joining Nicholas-Applegate, Mr. Feng served as a senior quantitative analyst with Thomson Financial/Vestek Systems and as a credit analyst with Providian Financial. He received a BA from Jiaotong University, Xian, China, an MBA from The University of International Business & Economics, Beijing, China, and a PhD in finance from Georgia State University. Mr. Feng has fourteen years of investment experience.

Pyramis

Stephen Balter, CFA, serves as co-portfolio manager for Pyramis' portion of the fund's assets, which he has managed since June 2010. He is a portfolio manager at Pyramis Global Advisors, a unit of Fidelity. In this role, Mr. Balter serves as portfolio manager of large capitalization growth assets. Prior to joining Pyramis in February, 2007, Mr. Balter was co-chair of Growth Investing at Pioneer Investments in Boston and co-managed Pioneer Growth Shares and Pioneer Fundamental Growth. Prior to joining Pioneer, Mr. Balter was portfolio manager at 2100 Capital Group, a subsidiary of Marsh & McLennan Companies, where he managed the 2100 Capital Group Discovery Fund, a US equity market neutral hedge fund. Mr. Balter spent four years at Putnam Investments as senior vice president and was co-manager of the Putnam Utilities Growth and Income Fund as well as sector team leader for Telecommunications research. Prior to working at Putnam, Mr. Balter spent four years at Pioneer on both the emerging markets and domestic equity research teams covering various industries including telecommunications, consumer, industrials, and technology. Mr. Balter has more than 15 years of experience in the investment industry. Mr. Balter earned a Bachelor of Arts degree in Economics from Wesleyan University and a Master's degree in Business Administration from the Olin School of Business at Babson College.

Prospectus

Fund Services - continued

Christopher Galizio, CFA, serves as co-portfolio manager for Pyramis' portion of the fund's assets, which he has managed since June 2010. He is a portfolio manager at Pyramis Global Advisors, a unit of Fidelity. In this role, Mr. Galizio serves as portfolio manager of large capitalization growth assets. Prior to joining Pyramis in February, 2007, Mr. Galizio was both a portfolio manager and analyst during a 13-year tenure at Pioneer Investments. From 2004 to 2006, Mr. Galizio was co-head of growth investing and co-managed Pioneer Growth Shares and Pioneer Fundamental Growth. From 2001 to 2004, Mr. Galizio was the head of global technology research and managed the Pioneer Global Technology Fund. During his career at Pioneer, Mr. Galizio covered a number of US equity sectors including technology, energy, and industrials. Prior to joining Pioneer's domestic equity research staff, Mr. Galizio was an international equity analyst for Pioneer, covering Japan and emerging markets. He has more than 17 years of investment industry experience. Mr. Galizio earned a Bachelor of Arts degree in Economics and Government from Wesleyan University and a Master's degree in Business Administration from the University of Illinois.

WRIMCO

Daniel P. Becker, CFA, serves as co-portfolio manager for WRIMCO's portion of the fund's assets, which he has managed since June 2010. He is a Senior Vice President and portfolio manager of Waddell & Reed Investment Management Company. Mr. Becker graduated from the University of Wisconsin at Madison in 1987 with a B.S. in mathematical economics. He earned an MS with an emphasis in finance, investments, and banking from the University of Wisconsin Graduate School of Business in 1989. Mr. Becker was previously affiliated with the State of Wisconsin Investment Board as a research technician from June 1988 through February 1989 and as an investment analyst beginning in February 1989. Mr. Becker joined WRIMCO in October 1989.

Philip J. Sanders, CFA, serves as co-portfolio manager for WRIMCO's portion of the fund's assets, which he has managed since June 2010. He is a Senior Vice President, Chief Investment Officer, and portfolio manager of Waddell & Reed Investment Management Company. Mr. Sanders received his BA in economics in 1980 from the University of Michigan. He earned an MBA from the University of North Carolina at Charlotte in 1986. Mr. Sanders was previously affiliated with Banc of America Capital Management from 1988 to 1998. Mr. Sanders served as lead portfolio manager of Banc of America's large cap growth style with assets of approximately $2 billion in mutual fund and individually managed institutional accounts. Mr. Sanders joined Waddell & Reed in August 1998.

Prospectus

Winslow

Justin H. Kelly, CFA, serves as co-portfolio manager for Winslow's portion of the fund's assets, which he has managed since June 2010. He is a Senior Managing Director and portfolio manager/analyst of Winslow Capital Management and has been with the firm since 1999. Previously, Mr. Kelly was a Vice President and co-head of the Technology Research Team at Investment Advisers, Inc. in Minneapolis from 1997 to 1999. For the four years prior, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly graduated Summa Cum Laude from Babson College in 1993 with a B.S. in Finance/Investments. He is also a Chartered Financial Analyst.

R. Bart Wear, CFA, serves as co-portfolio manager for Winslow's portion of the fund's assets, which he has managed since June 2010. He is a Senior Managing Director and portfolio manager/analyst of Winslow Capital Management and has been with the firm since 1997. Previously, Mr. Wear was a Principal and equity manager at Baird Capital Management in Milwaukee, Wisconsin from 1996 to 1997. For the thirteen years prior, he served as a Senior Vice President/Senior Portfolio Manager and Director of Research at Firstar Investment Research and Management Company. Mr. Wear graduated with honors from Arizona State University in 1982 with a B.S. in Finance. He is also a Chartered Financial Analyst.

Clark J. Winslow serves as co-portfolio manager for Winslow's portion of the fund's assets, which he has managed since June 2010. He founded Winslow Capital Management in 1992 and is the Chief Executive Officer and Chief Investment Officer. From 1987 to 1992 Mr. Winslow served as a Senior Vice President at Alliance Capital Management managing institutional assets. From 1980 to 1987 he served as a Managing Director at J.W. Bristol & Co. in New York. Mr. Winslow started in portfolio management at MacKay-Shields Financial in 1975. He began his investment career at Baker, Weeks & Co. as an institutional research analyst from 1966 to 1975 covering technology. Mr. Winslow earned a B.A. from Yale University in 1962 and an M.B.A. from Harvard Business School in 1965.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to Strategic Advisers. The management fee is calculated and paid to Strategic Advisers every month.

Prospectus

Fund Services - continued

The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future. The fund's maximum aggregate annual management fee will not exceed 0.95% of the fund's average daily net assets.

Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2013.

In return for the services of the fund's sub-advisers, Strategic Advisers will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements with ClariVest, Pyramis, WRIMCO, and Winslow for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2010. The basis for the Board of Trustees approving an amended sub-advisory agreement with WRIMCO for the fund is available in the fund's annual report for the fiscal period ended May 31, 2011.

Strategic Advisers may, from time to time, agree to reimburse the fund for, or waive, management fees and other expenses above a specified limit. Strategic Advisers retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that Strategic Advisers may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Affiliates of Strategic Advisers may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork.

If payments made by Strategic Advisers to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

Prospectus

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the period of the fund's operations. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Period ended May 31,	2011 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.07
Net realized and unrealized gain (loss)	2.63
Total from investment operations	2.70
Distributions from net investment income	(.03)
Net asset value, end of period	$ 12.67
Total Return B,C	27.03%
Ratios to Average Net Assets F
Expenses before reductions	.70% A
Expenses net of fee waivers, if any	.45% A
Expenses net of all reductions	.45% A
Net investment income (loss)	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,800,471
Portfolio turnover rateG	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 2, 2010 (commencement of operations) to May 31, 2011.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of the Underlying Funds.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-21991

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Strategic Advisers and FundsNetwork are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.907409.102 SGF-pro-0711

Strategic Advisers® Growth Fund (FSGFX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2011

Offered exclusively to certain clients of Strategic Advisers, Inc. (Strategic Advisers) - not available for sale to the general public.

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated July 30, 2011, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.

SGF-ptb-0711
1.907410.102

PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying and Selling Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by Strategic Advisers does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Securities of Other Investment Companies" on page <Click Here>.)

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

For the fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.

In accordance with the fund's investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

Strategic Advisers® Growth Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers Growth Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers Growth Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers Growth Fund, or an adviser of an underlying fund.


Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index or other benchmark.

Typically, ETF shares are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g. on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede the ETN's ability to track its index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Fund's Rights as an Investor. Fidelity funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, some are based on commodities or commodities indices (for funds that seek commodities exposure), and some are based on indices of securities prices (including foreign indices for funds that seek foreign exposure). Futures on indices and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Strategic Advisers Growth Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on Strategic Advisers Growth Fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, indices of securities or commodities prices, and futures contracts (including commodity futures contracts). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Strategic Advisers Growth Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on Strategic Advisers Growth Fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, or indices). The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities. Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

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Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. A Fidelity fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A Fidelity fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Strategic Advisers Growth Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fidelity fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Short Sales. Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.

Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.

Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.

A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. A fund may reserve the right to take a temporary defensive position under certain circumstances.

Strategic Advisers Growth Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts. The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.

Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in affiliated funds and non-affiliated funds, but it may incur such costs when it invests directly in other types of securities, including ETFs.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed- income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Strategic Advisers.

The Selection of Securities Brokers and Dealers

Strategic Advisers or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with Strategic Advisers or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, Strategic Advisers or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. Strategic Advisers or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. Strategic Advisers or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Strategic Advisers or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement Strategic Advisers' or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, brokerage and research products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although Strategic Advisers or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in Strategic Advisers' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, Strategic Advisers or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Strategic Advisers. Strategic Advisers' or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services Strategic Advisers or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to Strategic Advisers or its affiliates or have no explicit cost associated with them. In addition, Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

Strategic Advisers' Decision-Making Process. In connection with the allocation of fund brokerage, Strategic Advisers or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to Strategic Advisers or its affiliates, viewed in terms of the particular transaction for the fund or Strategic Advisers' or its affiliates' overall responsibilities to the fund or other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While Strategic Advisers or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Strategic Advisers, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist Strategic Advisers or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Strategic Advisers or its affiliates.

Research Contracts. Strategic Advisers or its affiliates have arrangements with certain third-party research providers and brokers through whom Strategic Advisers or its affiliates effect fund trades, whereby Strategic Advisers or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Strategic Advisers or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Strategic Advisers or its affiliates, or that may be available from another broker. Strategic Advisers or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. Strategic Advisers' or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on Strategic Advisers' or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

Strategic Advisers or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Strategic Advisers) who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided Strategic Advisers or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS as a clearing agent.

The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of Strategic Advisers or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

ClariVest Asset Management LLC (ClariVest).

ClariVest's principal objective in selecting broker/dealers and entering Client trades is to obtain best execution for Clients' transactions. As such, ClariVest will follow procedures to ensure that it is seeking to receive the best execution available on Client trades as there may be conflicts of interests that on occasion arise in the trading function. ClariVest's full policy regarding portfolio transactions is contained in its Compliance Manual.

Best Execution

ClariVest measures trading costs both pre- and post-trade and then compares actual costs to projected costs. Portfolio managers always seek best execution and continually monitor their trades. Because many of the trades performed are basket or algorithmic trades, it is quite straightforward to measure trading costs. Another way ClariVest ensures that the client receives best execution is by rejecting the use of soft dollars.

ClariVest views effective trading as an opportunity to add value by minimizing trading costs. ClariVest believes the best way to minimize trading costs is to have the portfolio manager own the trading process. Since the portfolio manager is ultimately measured by performance, their interest and that of the client's is aligned in minimizing transaction costs to maximize performance. Each portfolio manager is free to choose their venue for trading, and each monitors the quality of execution by tracking the pre- and post-trade execution pricing.

The investment team benchmarks trading costs against the firm's historical trading costs and strives to continuously improve execution. This involves scheduled meetings to discuss trading cost results and actionable methods for improving execution procedures.

Allocation of Trades

ClariVest's allocation procedures seek to allocate investment opportunities among clients in the fairest possible way taking into account all clients' best interests. ClariVest will follow procedures to ensure that allocations do not involve a practice of favoring or discriminating against any client or group of clients. The firm's policy is to allocate all trades (initial as well as position building) on a pro-rata basis across all client accounts, unless outside factors (such as client guidelines) prevent such allocation. ClariVest performs this allocation prior to trading, and securities are subsequently allocated by the end of the trading day.

Allocation of Brokerage

Portfolio Managers seek to allocate trades across a variety of broker/dealers to mitigate the potential negative consequences to ClariVest's ability to obtain best execution where there are personnel or other management changes at ClariVest's broker/dealers. Portfolio Managers may utilize any number of trading venues to execute transactions (ClariVest maintains in excess of 20 brokerage relationships).

Order Aggregation

Orders for the same security entered on behalf of more than one Client will generally be aggregated (i.e., blocked or bunched) subject to the aggregation being in the best interests of all participating Clients. All Clients participating in each aggregated order shall receive the average price and subject to minimum ticket charges, pay a pro-rata portion of commissions. Orders for the same security may be traded at the same time with different brokers (and possibly obtain different execution) for a variety of reasons, including if the security is being traded differently.

Pyramis Global Advisors, LLC (Pyramis).

The Selection of Securities Brokers and Dealers

Pyramis or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of Pyramis, to execute the fund's portfolio securities transactions, Pyramis or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Pyramis' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Pyramis or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and character of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with Pyramis and/or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for lessening or avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

In seeking best qualitative execution for portfolio securities transactions, Pyramis and/or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. Pyramis and/or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. Pyramis and/or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Pyramis or in other limited situations. In those situations, the commission rate paid to the second broker is generally the same as the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. Pyramis and/or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Pyramis) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Pyramis or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. Pyramis or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement Pyramis' or its affiliates' own research activities in providing investment advice to the fund. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise.

Execution Services. In addition, brokerage and research products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although Pyramis or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, Pyramis or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Pyramis. Pyramis' or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. However, the trading desks of Pyramis and its affiliates are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that Pyramis or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to Pyramis or its affiliates or might not have an explicit cost associated with them. In addition, Pyramis or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

Pyramis' Decision-Making Process. In connection with the allocation of fund brokerage, Pyramis or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to Pyramis or its affiliates, viewed in terms of the particular transaction for the fund or Pyramis' or its affiliates' overall responsibilities to the fund or other investment companies and investment accounts for which Pyramis or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While Pyramis or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Pyramis, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist Pyramis or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which Pyramis or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Pyramis or its affiliates.

Research Contracts. Pyramis or its affiliates have arrangements with certain third-party research providers and brokers through whom Pyramis or its affiliates effect fund trades, whereby Pyramis or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Pyramis or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Pyramis or its affiliates, or that may be available from another broker. Pyramis and its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. Pyramis' or its affiliates' determination to pay for research products and services separately (e.g., with hard dollars), rather than bundled with fund commissions, is wholly voluntary on Pyramis' or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

Pyramis or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Pyramis) who have entered into arrangements with Pyramis or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

Pyramis or its affiliates may be authorized to place portfolio transactions with Fidelity Capital Markets, a division of NFS, an affiliated broker-dealer of Pyramis and its affiliates, or other broker-dealers with whom they are under common control, and use CrossStream, an alternative trading system operated by NFS, if they reasonably believe the quality of the transaction is comparable to what it would be with other qualified broker-dealers. With respect to trades that are executed by Pyramis' affiliates, Pyramis and such affiliate seek to ensure that the trade execution obtained is comparable to that of unaffiliated brokers and that the continued use of such affiliate is appropriate. In addition, Pyramis or its affiliates may place trades with broker-dealers that use NFS as a clearing agent.

The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of Pyramis or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, Pyramis or its affiliates may effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by Pyramis or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Pyramis or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Pyramis to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Waddell & Reed Investment Management Company (WRIMCO).

One of the duties undertaken by WRIMCO is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio managers will frequently, yet not always, place concurrent orders for all or most accounts for which the managers have responsibility or WRIMCO and its affiliate, may otherwise combine orders for the Fund with those of other Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, mid-cap investment objective or an international investment objective, shares are allocated on a flexible rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio managers' review of various factors, including but not limited to such factors as the fund's or advisory account's investment strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion. Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates. WRIMCO does not direct Fund brokerage to compensate brokers for the sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

Winslow Capital Management (Winslow).

Best Execution. In effecting purchases and sales of portfolio securities for the Fund's account, Winslow will seek the best execution of the Fund's orders. Winslow will consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in the Fund's best interest to pay a higher commission, spread or other compensation in order to receive better execution. Winslow may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. Winslow will not consider a broker's promotional or sales efforts on behalf of the Fund as part of the broker selection process for executing Fund portfolio transactions. Winslow may not enter into agreements under which the Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Soft Dollar. Although Winslow selects broker-dealers primarily on the basis of their execution capabilities, the direction of transactions to broker-dealers may also be based on the quality and amount of the research and research-related services which they provide to Winslow and indirectly to its clients. Subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, and regulatory guidance from the SEC, Winslow may pay a broker a brokerage commission higher than that which another broker might have charged for effecting the same transaction in recognition of the value of the brokerage and research services provided by the broker. In other words, Winslow may use client commissions or "soft dollars" to obtain research or brokerage services that benefit Winslow and its client accounts.

Clients should be aware of the conflicts of interest created by the use and allocations of soft dollar arrangements. Winslow receives a benefit by using soft dollars, because it does not have to produce or pay for the research or services itself. As a practical matter, in some cases Winslow could not, on its own, generate all of the research that broker-dealers provide without materially increasing expenses. This benefit may be seen as creating an incentive to select a broker or dealer to execute client trades based on Winslow's receiving the research or services, rather than on clients' interest in receiving most favorable execution. In addition, soft dollar benefits have the potential to cause an investment adviser to trade frequently to generate soft dollar commissions to pay for these products or services, which may not be in the best interests of clients. Winslow's investment strategy and trading procedures mitigates these potential conflicts. Winslow has adopted policies and procedures concerning soft dollars, which address all aspects of its use of client commissions and require that such use be consistent with Section 28(e), provide lawful and appropriate assistance in the investment decision-making process, and that the value of the research or brokerage service obtained be reasonable in relation to the commissions paid.

Winslow's soft dollar policy is based on the principle that brokerage is the property of the client. With this in mind, Winslow seeks to obtain best execution, minimize transaction costs, and use brokerage to benefit clients when effecting transactions. Winslow believes that it is able to negotiate costs on client transactions which are competitive and consistent with its execution policy. Winslow may use client commissions to pay for research prepared by broker-dealers who execute client transactions ("proprietary research"), research prepared by third parties but for which executing broker-dealers are obligated to pay ("third-party research") and certain other research or brokerage services. These services are of the type described in Section 28(e) of the Securities Exchange Act of 1934 and are designed to augment Winslow's own internal research and investment strategy capabilities. Winslow's soft dollar policy considers appropriate only those broker provided products or services that primarily directly assist Winslow in its investment decision-making process and not in the management of the firm. Determinations are regularly made that a given service provides lawful and appropriate assistance to the investment decision-making process and that the cost of the service bears a reasonable relationship to the value of the research or service being provided.

Such research or services include a wide variety of written reports on individual companies and industries of particular interest to Winslow, market data, news, independent investment research generally and involving particular industries, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone to, or meetings with, leading research analysts, corporate management personnel, industry experts, leading economists and government officials; forensic accounting tools; pricing services; comparative performance evaluation and technical measurement services; availability of economic advice; quotation services; data for portfolio analysis and trading; and services from independent experts on investment matters of particular interest to Winslow. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software components (including trading and related software) may be provided to Winslow as part of the services. In any case in which the foregoing systems contain features or elements that do not constitute soft-dollar eligible research or services or can be used for both research and non-research purposes, Winslow makes an appropriate allocation of those uses and Winslow itself will pay for that portion of the system that is not soft dollar eligible. A listing of the third-party research products and services currently used by Winslow in its investment decision-making process and additional client specific information, including an annual summary of total commissions generated by the client account and an itemization of soft dollar commissions and client directed commissions, are available upon request.

Because Winslow currently manages client accounts using one investment strategy, Winslow believes that the research products and services obtained with soft dollars benefit all of the accounts which it manages. Because a certain group of Winslow's clients are not available to pay for soft dollar benefits (e.g., managed account program clients), those clients who give Winslow brokerage discretion will support a disproportionate share of Winslow's soft dollar benefits.

Winslow does not enter into agreements with any broker-dealers which obligate Winslow to direct a certain amount of brokerage or commission in return for services. Nor does Winslow "backstop" or otherwise guarantee any broker's financial obligation to a third party for such research and services. However, certain broker-dealers may state in advance the amount of brokerage commissions they require for certain services and the applicable cash equivalent.

Winslow, consistent with its obligation to seek best execution on client transactions, may utilize commissions paid to broker-dealers for NASDAQ agency transactions to obtain certain research and research-related services.

Winslow's Trade Management Oversight Committee ("TMOC"), consisting of representatives from investment management, trading, portfolio administration and compliance, periodically reviews its soft dollar practices by 1) reviewing and approving soft dollar research and brokerage services; 2) approval and tracking of the brokerage budget; 3) evaluation of brokers, and 4) periodic reviews of soft dollar research and brokerage services for continued compliance within the Section 28(e) safe harbor.

Trade Order Aggregation and Allocation. Winslow will frequently aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. Calculation of such an aggregated order is done via Winslow's trading software. The allocation of the order among various accounts participating in the trade is tracked, and the executed order is then allocated according to the original calculated allocation. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. By aggregating orders of separate clients, Winslow can ordinarily negotiate commissions that are lower than commissions would be if orders were not aggregated. Clients' accounts for which orders are aggregated receive the average share price of such transaction, which could be higher or lower than the actual price that would otherwise be paid by such client absent the aggregation of orders. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction. Separate documentation relating to the transaction is generated and maintained for each client participating in a bunched trade.

If, subsequent to the placing of the order, the allocation must be changed for certain reasons (for example, a client withdraws cash from an account scheduled to participate in the order), such change in allocation will be recorded in writing and approved by Winslow's Chief Compliance Officer.

Investment Strategy. Winslow invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value. Winslow invests at least 80% of its assets in large capitalization companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally which are improving their financial returns.

Investment Process. Winslow will invest in those companies that Winslow believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks Winslow looks for companies typically having some or all of the following attributes:

  Addressing markets with growth opportunities with favorable market share;
  Identifiable and sustainable competitive advantages;
  A management team that can perpetuate the firm's competitive advantages; and
  Preferable rising returns on invested capital.

Winslow takes a bottom-up investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions. Winslow employs a sell discipline pursuant to which it will sell some or all of its position in a stock when:

  A stock becomes fully valued or a position exceeds 5% of the Fund, and/or
  The fundamental business prospects are deteriorating.

Typically Winslow invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities traded on U.S. exchanges.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal period ended May 31, 2011, the fund's portfolio turnover rate was 47% (annualized).

During the fiscal year ended May 31, 2011, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended May 31, 2011.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers Growth Fund	JPMorgan Chase & Co.	$ 45,897,833

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year ended May 31, 2011. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended May 31	Dollar Amount	Percentage of Average Net Assets
2011A	$ 4,831,295	0.11%

A Fund commenced operations on June 2, 2010.

During the fiscal year ended May 31, 2011, the fund paid brokerage commissions of $6,955 to NFS. NFS is paid on a commission basis. During the fiscal year ended May 31, 2011, this amounted to approximately 0.14% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 0.07% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

During the fiscal year ended May 31, 2011, the fund paid $4,090,499 in brokerage commissions to firms that may have provided research or brokerage services involving approximately $7,027,212,654 of transactions.

VALUATION

The fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to Strategic Advisers. Strategic Advisers has established the Strategic Advisers Fair Value Committee (Strategic Advisers Committee) to fulfill these oversight responsibilities. The Strategic Advisers Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its oversight responsibilities, including the fair valuation of securities.

Shares of underlying funds (other than ETFs) held by the fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Strategic Advisers Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by the fund, as well as portfolio securities and assets held by an underlying Fidelity non-money market fund, are valued as follows:

Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the New York Stock Exchange (NYSE) using the last quoted bid price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV.

The Board of Trustees of the underlying Fidelity funds has ultimate responsibility for pricing portfolio securities and assets held by those funds, but has delegated day-to-day valuation oversight responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these oversight responsibilities.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Strategic Advisers Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Strategic Advisers Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Strategic Advisers Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Strategic Advisers Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Strategic Advisers Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

Portfolio securities and assets held by an underlying Fidelity money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees of an underlying Fidelity money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

BUYING AND SELLING INFORMATION

Shares of the fund are offered only to certain clients of Strategic Advisers that have granted Strategic Advisers discretionary investment authority. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 for more information.

Investors participating in a Strategic Advisers discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

Capital Gain Distributions. The fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. The amount of foreign taxes paid by the fund will be reduced to the extent that the fund lends securities over the dividend record date. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Standing Committees of the Fund's Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.

The Audit Committee is composed of Mr. Aldrich (Chair), Mr. Ralph Cox, and Ms. Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately periodically with the fund's Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the fund. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding the fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal auditors, and outside counsel the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process, will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditor, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will review periodically the fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect to the fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the fund, and anti-money laundering requirements. During the fiscal year ended May 31, 2011, the committee held four meetings.

The Governance and Nominating Committee is composed of Mr. Ralph Cox (Chair), Mr. Aldrich, and Ms. Kaplan. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended May 31, 2011, the committee held three meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2010.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Roger T. Servison	Boyce I. Greer
Strategic Advisers Growth Fund	none	$1 - $10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	$50,001 - $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Peter C. Aldrich	Ralph F. Cox	Karen Kaplan
Strategic Advisers Growth Fund	none	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended May 31, 2011, or calendar year ended December 31, 2010, as applicable.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Peter C. Aldrich	Ralph F. Cox	Karen Kaplan
Strategic Advisers Growth Fund	$ 9,404	$ 9,404	$ 9,404
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 80,000	$ 80,000	$ 85,000

1 Roger T. Servison, Boyce I. Greer, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

A Reflects compensation received for the calendar year ended December 31, 2010, for 17 funds of three trusts.

As of May 31, 2011, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers and Pyramis. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

ClariVest, a registered investment adviser, has its principal office at 11452 El Camino Real, Suite 250, San Diego, California 92130. ClariVest Management Holdings, LLC owns 55% of ClariVest. ClariVest Holdings-One LLC effectively owns 20% of ClariVest. ClariVest Holdings-Two LLC effectively owns 20% of ClariVest. These two holding companies are wholly owned by Lovell Minnick Equity Partners II LP.

Pyramis, a registered investment adviser, has its principal office at 900 Salem Street, Smithfield, Rhode Island 02917. FMR LLC is the ultimate parent company of Pyramis. Information regarding the ownership of FMR LLC is disclosed above.

WRIMCO, a registered investment adviser, has its principal office at 6300 Lamar Avenue, P.O. Box 29217, Overland Park, Kansas 66201-9217. WRIMCO is a subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Winslow, a registered investment adviser, has its principal office at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow has been an investment adviser since 1992 and was privately held until December 2008 when it became a wholly-owned subsidiary of Nuveen Investments, Inc.

Strategic Advisers, ClariVest, Pyramis, WRIMCO, Winslow (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Strategic Advisers has retained ClariVest, Pyramis, WRIMCO, and Winslow to serve as sub-advisers for the fund. The sub-advisers do not sponsor the fund.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.

Management-Related Expenses. In addition to the management fee payable to Strategic Advisers and the fees payable to the transfer agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets; provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.95% of the fund's average daily net assets.

In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2013. The fee waiver by Strategic Advisers will increase the fund's returns.

The following table shows the amount of management fees paid by the fund to Strategic Advisers for the past fiscal year and the amount of waivers reducing management fees for the fund.

Fund	Fiscal Year Ended May 31	Amount of Waivers Reducing Management Fees	Management Fees Paid to Strategic Advisers	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the Fund
Strategic Advisers Growth Fund	2011A	$ 10,568,618	$ 9,117,678	0.2175%B

A Fund commenced operations on June 2, 2010.

B Annualized.

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by Strategic Advisers will increase the fund's returns, and repayment of the reimbursement by the fund will decrease its returns.

Sub-Adviser - ClariVest. The fund and Strategic Advisers have entered into a sub-advisory agreement with ClariVest pursuant to which ClariVest may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays ClariVest fees based on the average net assets of the portion of the fund managed by ClariVest.

Sub-Adviser - Pyramis. The fund and Strategic Advisers have entered into a sub-advisory agreement with Pyramis pursuant to which Pyramis may provide investment advisory services for the fund.

Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Pyramis fees based on the average net assets of the portion of the fund managed by Pyramis pursuant to a particular investment strategy. The fees are calculated using the effective rate applicable to "aggregated assets" managed by Pyramis pursuant to a particular investment strategy based on the following rate schedule:

Focused Large Cap Growth
0.35% of the first $250 million of assets;
0.30% of the next $250 million of assets;
0.25% of the next $500 million of assets; and
0.20% on any amount in excess of $1.0 billion of assets

Under the terms of the sub-advisory agreement, "aggregated assets" for a particular investment strategy means the total assets managed by Pyramis pursuant to that investment strategy in any registered investment company advised by Strategic Advisers.

Sub-Adviser - WRIMCO. The fund and Strategic Advisers have entered into a sub-advisory agreement with WRIMCO pursuant to which WRIMCO may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays WRIMCO fees based on the average net assets of the portion of the fund managed by WRIMCO.

Sub-Adviser - Winslow. The fund and Strategic Advisers have entered into a sub-advisory agreement with Winslow pursuant to which Winslow may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Winslow fees based on the average net assets of the portion of the fund managed by Winslow.

The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to Pyramis for the past fiscal year.

Fund	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis as a % of Average Net Assets of the Fund
Strategic Advisers Growth Fund	2011A	$ 2,351,030	0.0561%B

A Fund commenced operations on June 2, 2010.

B Annualized.

The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to unaffiliated sub-advisers for the past fiscal year.

Fund	Fiscal Year Ended May 31	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
Strategic Advisers Growth Fund	2011A	$ 6,766,648	0.1614%B

A Fund commenced operations on June 2, 2010.

B Annualized.

Portfolio Manager Compensation - Strategic Advisers. Barry J. Golden and John A. Stone are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.

Mr. Golden and Mr. Stone are co-lead portfolio managers of the fund and receive compensation for their services. As of May 31, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of each portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with each portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index and peer group. A subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers.

The portion of each portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the Russell 1000® Growth Index, and the pre-tax investment performance of the fund within the Morningstar® Large Growth peer group. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Golden as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 6,796	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Growth Fund ($6,796 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Golden was $10,000 - $50,000.

The following table provides information relating to other accounts managed by Mr. Stone as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	94	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 22,655	$ 32,341	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Growth Fund ($6,796 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Stone was $50,001 - $100,000.

Portfolio Manager Compensation - ClariVest. David J. Pavan and Frank Feng serve as co-portfolio managers for ClariVest's portion of the fund's assets. Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) for those employees with equity in the firm (including the portfolio managers for the fund), distributions from the LLC. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions.

ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.

Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short term individual performance would not incent investment team members to do so. The firm's overall annual cash bonus pool is typically based on a fixed percentage of pre-bonus operating income.

ClariVest believes that equity ownership in the firm (or the potential for such) is both a tool for attracting and retaining employees. Currently, the portfolio managers for the fund are equity owners in the firm. Additionally, it is expected that equity ownership in the firm will broaden to additional employees over time.

It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts or vehicles, a portfolio manager may take action with respect to another account or vehicle that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

The following table provides information relating to other accounts managed by Mr. Pavan as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 1,213	none	$ 24
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 16

* Includes Strategic Advisers Growth Fund ($1,213 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Pavan was none.

The following table provides information relating to other accounts managed by Mr. Feng as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 1,213	none	$ 24
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 16

* Includes Strategic Advisers Growth Fund ($1,213 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Feng was none.

Portfolio Manager Compensation - Pyramis. Stephen Balter and Christopher Galizio are the portfolio managers of the Pyramis Focused Large Cap Growth strategy and receive compensation for their services. As of May 31, 2011, portfolio managers compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and experience at FMR, PGA or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other Pyramis equity funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to and leadership within the PGA investment platform. The portion of the portfolio manager's bonus that is linked to the investment performance of the Pyramis Focused Large Cap Growth strategy is based on the pre-tax investment performance of the strategy measured against the Russell 1000 Growth Index, and the pre-tax investment performance of the strategy within the eVestment Alliance Large Cap Growth Universe. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, Pyramis' parent company. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

The following table provides information relating to other accounts managed by Mr. Balter as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	1	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 1,227	$ 510	$ 1,800
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 72

* Includes Strategic Advisers Growth Fund ($1,227 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Balter was none.

The following table provides information relating to other accounts managed by Mr. Galizio as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	1	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 1,227	$ 510	$ 1,800
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 72

* Includes Strategic Advisers Growth Fund ($1,227 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Galizio was none.

Portfolio Manager Compensation - WRIMCO. Daniel P. Becker and Philip J. Sanders serve as co-portfolio managers for WRIMCO's portion of the fund's assets. WRIMCO believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The following table provides information relating to other accounts managed by Mr. Becker as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	12	36
Number of Accounts Managed with Performance-Based Advisory Fees	none	4	3
Assets Managed (in millions)	$ 3,785	$ 1,843	$ 3,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	$ 330	$ 339

* Includes Strategic Advisers Growth Fund ($1,201 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Becker was none.

The following table provides information relating to other accounts managed by Mr. Sanders as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	12	36
Number of Accounts Managed with Performance-Based Advisory Fees	none	4	3
Assets Managed (in millions)	$ 3,785	$ 1,843	$ 3,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	$ 330	$ 339

* Includes Strategic Advisers Growth Fund ($1,201 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Sanders was none.

Portfolio Manager Compensation - Winslow. Justin H. Kelly, R. Bart Wear, and Clark J. Winslow serve as co-portfolio managers for Winslow's portion of the fund's assets. In an effort to retain key personnel, Winslow has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm.

A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

  The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;
  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and
  An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance, however because Winslow offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

The following table provides information relating to other accounts managed by Mr. Kelly as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	10	1,142
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	5
Assets Managed (in millions)	$ 15,046	$ 860	$ 8,326
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 702

* Includes Strategic Advisers Growth Fund ($1,361 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Kelly was none.

The following table provides information relating to other accounts managed by Mr. Wear as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	10	1,142
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	5
Assets Managed (in millions)	$ 15,046	$ 860	$ 8,326
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 702

* Includes Strategic Advisers Growth Fund ($1,361 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Wear was none.

The following table provides information relating to other accounts managed by Mr. Winslow as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	10	1,142
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	5
Assets Managed (in millions)	$ 15,046	$ 860	$ 8,326
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 702

* Includes Strategic Advisers Growth Fund ($1,361 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Growth Fund beneficially owned by Mr. Winslow was none.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.

The following Proxy Voting Guidelines were established by the Board of Trustees of Fidelity Rutland Square Trust II on behalf of the fund, after consultation with Strategic Advisers. (The guidelines are reviewed periodically by Strategic Advisers and its affiliates and by the Independent Trustees of the fund, and, accordingly, are subject to change.)

I. General Principles

A. The funds in the trust generally intend to vote shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).

B. Any proposals not covered by paragraph A above or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Strategic Advisers analyst or portfolio manager, as applicable, subject to review and approval by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR LLC.

Sub-Advisers:

Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by the sub-advisers are described below.

Proxy Voting - ClariVest.

It is ClariVest's policy to vote proxies in the interest of maximizing value for ClariVest's Clients. ClariVest's full policy regarding proxy voting is contained in its Compliance Manual.

ClariVest utilizes RiskMetrics Group to vote proxies. As a default, proxies are generally voted by RiskMetrics Group in accordance with RiskMetrics Group recommendations. This default minimizes potential conflicts of interest in proxy voting, as we rely on a third party vendor. However, ClariVest retains ultimate decision making authority with respect to the voting of Client proxies and reserves the right to override RiskMetrics Group recommendations. If there is a vote for which RiskMetrics Group does not provide a recommendation, the Operations Manager, Portfolio Manager(s) and CCO discuss the vote to determine which option is in the interest of maximizing value for ClariVest's Clients.

ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest's fiduciary obligations. There may be times when refraining from voting is in the Client's best interest, such as when an adviser's analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person).

Proxy Voting - Pyramis.

I. General Principles

A. Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies' relationship, business or otherwise, with that portfolio company.

B. FMR Investment Proxy Research votes proxies on behalf of Pyramis' clients. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C. Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D. Non-routine proposals will generally be voted in accordance with the Guidelines.

E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis' Senior Compliance Officer or his designee.

F. Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G. Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines, but Pyramis may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I. Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

G. Large-Capitalization Company - a company included in the Russell 1000® index.

H. Small-Capitalization Company - a company not included in the Russell 1000 index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

J. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III. Directors

A. Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a. The Poison Pill includes a Sunset Provision of less than five years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2. The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4. Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5. To gain Pyramis' support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7. The board is not composed of a majority of independent directors.

B. Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

A. Executive Compensation

1. Advisory votes on executive compensation

a. Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b. Pyramis will generally vote against proposals to ratify Golden Parachutes.

2. Frequency of advisory vote on executive compensation

Pyramis will generally support annual advisory votes on executive compensation.

B. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

4. The plan includes an Evergreen Provision.

5. The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

Pyramis will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization company) of the shares authorized for grant under the plan.

C. Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice, or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D. Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

E. Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F. Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

1. A Sunset Provision of no greater than five years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

5. Allows Pyramis accounts to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

 Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provisions unless:

D. In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E. In the case of proposals regarding shareholders' right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

Pyramis will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

A. When a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). Pyramis may choose not to vote if "echo voting" is not operationally feasible.

B. Certain Pyramis accounts may invest in shares of underlying Fidelity Funds, which are held exclusively by Fidelity Funds or accounts managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

Proxy Voting - WRIMCO.

The Funds have delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships - WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships - WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals - As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

  Seek Board Guidance - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict.

Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

Proxy Voting - Winslow.

Winslow, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow serves as investment manager, unless the investment management contract expressly precludes Winslow, as investment manager, from voting such proxy.

Winslow has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to Institutional Shareholder Services (ISS), a wholly-owned subsidiary of RiskMetrics Group, Inc. Winslow subscribes to ISS' Implied Consent service feature. As ISS research is completed, ISS' voting agents execute the ballots according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section for examples of Winslow's guidelines with respect to certain typical proxy votes.

Winslow retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where Winslow may receive fees from a company for advisory or other services at the same time that Winslow has investments in the stock of that company, Winslow will follow the vote recommendation of ISS. Winslow retains documentation of all amended votes.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Winslow supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when Winslow has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and Winslow or an affiliated entity of Winslow, Winslow's proxy voting policies and procedures mandate that Winslow follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, Winslow may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; or (2) forward the proxies to the Fund's Board, so that the Board may vote the proxies itself.

Board of Directors. Winslow will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, Winslow will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, Winslow will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, Winslow will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. Winslow generally supports proposals to fix the board size or designate a range for the board size. However, Winslow will vote against management ability to alter the size of a specified range without shareholder approval. In addition, Winslow supports proposals to repeal classified boards or elect all directors annually. Winslow also supports proposals seeking that a majority or more of the board be independent. Winslow generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. Winslow will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

Anti-takeover Defenses and Voting Related Issues. Winslow generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. Winslow generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. Winslow generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

Capital Structure. Generally votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Winslow will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Winslow will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. Winslow will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, Winslow will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with Strategic Advisers or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to Strategic Advisers under its management contract with the fund. To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for the fund.

For providing transfer agency services, FIIOC receives an account fee and an asset-based fee with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The account fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets. For assets invested in underlying Fidelity funds, each underlying Fidelity fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and assets of the fund invested in such underlying Fidelity fund.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by the fund to FSC for the past fiscal year are shown in the following table.

Fund	2011
Strategic Advisers Growth Fund	$ 900,241A

A From June 2, 2010.

DESCRIPTION OF THE TRUST

Trust Organization. Strategic Advisers Growth Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006. Currently, there are 11 funds offered in the trust: Strategic Advisers Core Fund, Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Growth Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity II Fund, and Strategic Advisers Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

On matters submitted for consideration by shareholders of any underlying fund, the fund will vote its shares in proportion to the vote of all other holders of the same class of shares of that underlying fund.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Strategic Advisers, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of Strategic Advisers, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended May 31, 2011, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by Strategic Advisers or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and Anacomp Inc. (full or partial holdings daily, on the next business day).

Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, Strategic Advisers desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Strategic Advisers is a registered service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Fund/Ticker

Strategic Advisers® Value Fund/FVSAX

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Prospectus

July 30, 2011

Contents

Fund Summary	<Click Here>	Strategic Advisers® Value Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund:
Strategic Advisers® Value Fund

Investment Objective

The fund seeks capital appreciation.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.44%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.17%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.25%
Total annual fund operating expensesA	0.86%
Fee waiver and/or expense reimbursementB	0.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.61%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

B Strategic Advisers, Inc. (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.70% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2013, unless terminated or modified earlier with the approval of the fund's Board of Trustees.

Prospectus

Fund Summary - continued

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 62
3 years	$ 219
5 years	$ 422
10 years	$ 1,009

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated funds and non-affiliated funds, but it will incur transaction costs when it buys and sells other types of securities (including non-affiliated exchange traded funds) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Investing in companies that are believed to be undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Normally investing primarily in securities of companies with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000® Value Index).
  Investing in domestic and foreign issuers.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated funds (i.e., Fidelity funds) and non-affiliated funds that participate in Fidelity's FundsNetwork®, and non-affiliated exchange traded funds (ETFs) (underlying funds) and sub-advisers.

Prospectus

  Allocating assets among underlying funds using both proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.
  Allocating assets among sub-advisers considering factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers, Inc. (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.

Principal Investment Risks

  Multiple Sub-Adviser Risk. Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Investing in ETFs. ETFs are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid.

Prospectus

Fund Summary - continued

  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.


In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2009	2010
	20.90%	12.23%


During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.49%	September 30, 2009
Lowest Quarter Return	-12.60%	June 30, 2010
Year-to-Date Return	5.54%	June 30, 2011

Prospectus

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2010	Past 1 year	Life of fundA
Strategic Advisers Value Fund
Return Before Taxes	12.23%	18.13%
Return After Taxes on Distributions	11.89%	17.83%
Return After Taxes on Distributions and Sale of Fund Shares	8.21%	15.52%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.51%	18.58%

A From December 30, 2008.

Investment Advisers

Strategic Advisers is the fund's manager. Brandywine Global Investment Management, LLC (Brandywine Global), Cohen & Steers Capital Management, Inc. (Cohen & Steers), Eaton Vance Management (Eaton Vance), LSV Asset Management (LSV), and Pyramis Global Advisors, LLC (Pyramis) have been retained to serve as sub-advisers for the fund. Pyramis has not currently been allocated a portion of the fund's assets to manage.

Portfolio Manager(s)

John A. Stone (co-lead portfolio manager) and Kristina F. Stookey (co-lead portfolio manager) have managed the fund since December 2008.

Henry F. Otto (co-manager), Steven M. Tonkovich (co-manager), and Joseph J. Kirby (co-manager) have managed Brandywine Global's portion of the fund's assets since December 2009.

Rick Helm (portfolio manager) has managed Cohen & Steers' portion of the fund's assets since December 2008.

Michael R. Mach (co-manager) and John D. Crowley (co-manager) have managed Eaton Vance's portion of the fund's assets since December 2008.

Josef Lakonishok (co-manager), Menno Vermeulen (co-manager), and Puneet Mansharamani (co-manager) have managed LSV's portion of the fund's assets since December 2009.

Purchase and Sale of Shares

The fund is not available for sale to the general public.

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your order is received in proper form.

Prospectus

Fund Summary - continued

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The fund, Strategic Advisers, Fidelity Management & Research Company (FMR), Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with Strategic Advisers, FMR, or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital appreciation.

Principal Investment Strategies

The fund normally invests primarily in common stocks.

The fund invests in companies that are believed to be undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/book (P/B), price/sales (P/S), or price/earnings (P/E) ratios. The stocks of these companies are often called "value" stocks.

The fund normally invests primarily in securities of companies with large market capitalizations. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, large market capitalization companies generally are defined as those companies with market capitalizations similar to those of companies included in the Russell 1000® Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in the index changes with market conditions and the composition of the index.

The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.

The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.

Strategic Advisers may allocate the fund's assets among any number of underlying funds or sub-advisers at any time.

Strategic Advisers pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that Strategic Advisers believes will provide the most favorable outlook for achieving the fund's investment objective.

When determining how to allocate the fund's assets among underlying funds, Strategic Advisers relies on both proprietary fundamental and quantitative fund research in its fund selection process. Factors considered when investing in underlying funds include fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

The fund may invest in affiliated funds (i.e., Fidelity funds) and non-affiliated funds that participate in Fidelity's FundsNetwork® and in non-affiliated ETFs. Underlying funds include both funds managed by FMR (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity receives service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower, or charged on a per position basis, in some cases. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.

Prospectus

Strategic Advisers may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's website at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity fund's prospectus is available at www.fidelity.com or www.advisor.fidelity.com. For a copy of any other underlying fund's prospectus, visit the website of the company that manages or sponsors that underlying fund.

When determining how to allocate the fund's assets among sub-advisers, Strategic Advisers considers a variety of factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

The fund may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Because the fund is considered non-diversified, a significant percentage of the fund's assets may be invested in a single issuer or a single fund.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Prospectus

Fund Basics - continued

Description of Principal Security Types

In addition to investing in underlying funds, the fund may invest directly in the following principal security types:

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.


Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.

If Strategic Advisers' or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. The portfolio managers' evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.

When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by Strategic Advisers or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility.

Prospectus

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including real estate investment trusts (REITs), can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the fund will indirectly bear its proportionate share of those expenses.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.


Investing in ETFs. ETFs are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark). An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.


Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

In response to market, economic, political, or other conditions, Strategic Advisers or a sub-adviser may temporarily use a different investment strategy for defensive purposes. If Strategic Advisers or a sub-adviser does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks capital appreciation.

Valuing Shares

The fund is open for business each day the NYSE is open.

The fund's NAV is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Shares of underlying funds (other than ETFs) are valued at their respective NAVs. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and statements of additional information (SAIs). The fund's NAV is calculated using the values of the underlying funds in which it invests. Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or, in Strategic Advisers' opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by Strategic Advisers in accordance with applicable fair value pricing policies. For example, if, in Strategic Advisers' opinion, a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by Strategic Advisers in accordance with applicable fair value pricing policies.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a fund's NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

THE FUND IS NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares of the fund can be purchased only through certain discretionary investment programs offered by Strategic Advisers. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Strategic Advisers charges fees for its discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in the fund can be made only by Strategic Advisers on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no exchange privilege with any other fund. The fund does not place a limit on purchases or sales of fund shares by Strategic Advisers. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share of the fund is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Prospectus

Shareholder Information - continued


Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if Strategic Advisers determines it is in the best interests of the fund.

When you terminate your relationship with Strategic Advisers, your shares may be sold at the NAV next calculated, in which case Strategic Advisers would send the redemption proceeds to you.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in July and December.

Distribution Options

Dividends and capital gain distributions may be reinvested in additional shares of the fund or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If Strategic Advisers buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Prospectus

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

The fund employs a multi-manager and a fund of funds investment structure. Strategic Advisers may allocate the fund's assets among any number of sub-advisers or underlying funds.

Strategic Advisers is the fund's manager. The address of Strategic Advisers and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2010, Strategic Advisers had approximately $249.9 billion in discretionary assets under management.

As the manager, Strategic Advisers has overall responsibility for directing the fund's investments and handling its business affairs.

Brandywine Global, at 2929 Arch Street, Philadelphia, Pennsylvania 19104, has been retained to serve as a sub-adviser for the fund. As of June 30, 2011, Brandywine Global had approximately $32.7 billion in discretionary assets under management. Brandywine may provide investment advisory services for the fund.

Cohen & Steers, at 280 Park Avenue, New York, New York 10017, has been retained to serve as a sub-adviser for the fund. As of June 30, 2011, Cohen & Steers had approximately $44.3 billion in discretionary assets under management. Cohen & Steers may provide investment advisory services for the fund.

Eaton Vance, at Two International Place, Boston, Massachusetts 02110, has been retained to serve as a sub-adviser for the fund. As of June 30, 2011, Eaton Vance and its affiliates had approximately $200 billion in discretionary assets under management. Eaton Vance may provide investment advisory services for the fund.

LSV, at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, has been retained to serve as a sub-adviser for the fund. As of June 30, 2011, LSV had approximately $65.6 billion in discretionary assets under management. LSV may provide investment advisory services for the fund.

Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. Pyramis is an affiliate of Strategic Advisers. As of June 30, 2011, Pyramis had approximately $44.8 billion in discretionary assets under management. Pyramis may provide investment advisory services for the fund. Pyramis has not currently been allocated a portion of the fund's assets to manage.

Strategic Advisers

John A. Stone is co-lead portfolio manager of the fund, which he has managed since December 2008. Mr. Stone joined Strategic Advisers as portfolio manager in July 2008. Prior to joining Strategic Advisers, Mr. Stone was a portfolio manager and a Principal at Mercer Global Investments where he was responsible for managing four U.S. equity subadvised mutual funds, and was a member of the Americas Investment Committee. Prior to joining Mercer in 2006, Mr. Stone was with Fidelity Investments (Fidelity) for 12 years, most recently as Vice President, Senior Investment Analyst. In that role he was responsible for top-down asset allocation studies for Fidelity's institutional clients.

Prospectus

Kristina F. Stookey is co-lead portfolio manager of the fund, which she has managed since December 2008. Ms. Stookey has been a mutual fund analyst with Strategic Advisers since February 2004 and is currently responsible for large cap value fund research. Prior to joining Strategic Advisers, she was with Fidelity's Equity Research group as an equity analyst covering retail, Internet, and video game companies. Prior to joining Fidelity in 2000, Ms. Stookey was a research associate at Donaldson, Lufkin, & Jenrette covering pharmaceuticals and biotech.

Brandywine Global

Henry F. Otto serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Otto is the founder and co-lead portfolio manager of Brandywine Global's Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). He earned both an M.B.A. in Finance and Economics and a B.A. in Economics from the University of Chicago. Mr. Otto is a member of Brandywine Global's Executive Board.

Steven M. Tonkovich serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Tonkovich is co-lead portfolio manager of Brandywine Global's Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining Brandywine Global in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich earned a B.S.E in Finance and Regional Science from the Wharton School. He is a member of Brandywine Global's Executive Board.

Joseph J. Kirby serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Kirby is lead portfolio manager for Brandywine Global's Diversified Large Cap Value Equity and Diversified Large Cap 130/30 strategies. He serves as a portfolio manager and securities analyst on Brandywine Global's Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global's disciplined management exclusionary process. Since joining Brandywine Global and its Diversified Team in 1994, Mr. Kirby has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, he was with CoreStates Financial Corporation as an auditor (1992-1994). Mr. Kirby earned a B.S. in Finance from DeSales University.

Prospectus

Fund Services - continued

Cohen & Steers

Rick Helm serves as portfolio manager for Cohen & Steers' portion of the fund's assets. Mr. Helm is Senior Vice President of Cohen & Steers since August 2005 and is head of its large cap value portfolio management team. Prior to that, Mr. Helm was a senior portfolio manager of WM Advisors Inc. since 2001. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company.

Eaton Vance

Michael R. Mach, CFA, and John D. Crowley serve as co-portfolio managers for Eaton Vance's portion of the fund's assets. Mr. Mach is a Vice President of Eaton Vance and has been a portfolio manager with Eaton Vance for more than five years. Mr. Crowley is a Vice President of Eaton Vance and has been an investment professional with Eaton Vance for over five years.

LSV

Josef Lakonishok serves as a portfolio manager for LSV's portion of the fund's assets. Dr. Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience.

Menno Vermeulen, CFA, serves as a portfolio manager for LSV's portion of the fund's assets. Mr. Vermeulen has served as a portfolio manager and senior quantitative analyst of LSV since 1995 and a Partner since 1998. He has more than 19 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, serves as a portfolio manager for LSV's portion of the fund's assets. Mr. Mansharamani has served as a Partner and portfolio manager since 2006 and a Quantitative Analyst of LSV since 2000. He has more than 12 years of investment experience.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio managers.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to Strategic Advisers. The management fee is calculated and paid to Strategic Advisers every month.

Prospectus

The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future. The fund's maximum aggregate annual management fee will not exceed 0.70% of the fund's average daily net assets.

Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2013.

For the fiscal year ended May 31, 2011, the fund paid a management fee of 0.19% of the fund's average net assets, after waiver and/or reimbursement.

In return for the services of the fund's sub-advisers, Strategic Advisers will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended November 30, 2010.

Strategic Advisers may, from time to time, agree to reimburse the fund for, or waive, management fees and other expenses above a specified limit. Strategic Advisers retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Strategic Advisers has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average daily net assets, exceed 0.90%. This arrangement will remain in effect through May 31, 2012, unless terminated or modified earlier with the approval of the fund's Board of Trustees.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that Strategic Advisers may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Prospectus

Fund Services - continued

Affiliates of Strategic Advisers may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork.

If payments made by Strategic Advisers to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the period of the fund's operations. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended May 31,	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.10	$ 10.45	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.16	.09
Net realized and unrealized gain (loss)	2.47	1.64 E	.36
Total from investment operations	2.67	1.80	.45
Distributions from net investment income	(.16)	(.15)	-
Distributions from net realized gain	(.05)	-	-
Total distributions	(.21)	(.15)	-
Net asset value, end of period	$ 14.56	$ 12.10	$ 10.45
Total Return B, C	22.29%	17.40%	4.50%
Ratios to Average Net Assets G
Expenses before reductions	.61%	.93%	1.08% A
Expenses net of fee waivers, if any	.35%	.75%	.90% A
Expenses net of all reductions	.35%	.75%	.90% A
Net investment income (loss)	1.48%	1.35%	2.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,343,388	$ 3,107,669	$ 436,993
Portfolio turnover rateH	49%	39%	40%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period December 30, 2008 (commencement of operations) to May 31, 2009.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amounts do not include the portfolio activity of the Underlying Funds.

Prospectus

Appendix - continued

Additional Information about the Index

Russell 1000 Value Index is a market capitalization-weighted index designed to measure the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth rates.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-21991

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Strategic Advisers and FundsNetwork are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.912903.102 SUF-pro-0711

Strategic Advisers® Value Fund (FVSAX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2011

Offered exclusively to certain clients of Strategic Advisers, Inc. (Strategic Advisers) - not available for sale to the general public.

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated July 30, 2011, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.

SUF-ptb-0711
1.912904.103

PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying and Selling Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by Strategic Advisers does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Securities of Other Investment Companies" on page <Click Here>.)

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

For the fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.

In accordance with the fund's investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

Strategic Advisers Value Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers Value Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers Value Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers Value Fund, or an adviser of an underlying fund.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index or other benchmark.

Typically, ETF shares are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g. on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede the ETN's ability to track its index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Fund's Rights as an Investor. Fidelity funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, some are based on commodities or commodities indices (for funds that seek commodities exposure), and some are based on indices of securities prices (including foreign indices for funds that seek foreign exposure). Futures on indices and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Strategic Advisers Value Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on Strategic Advisers Value Fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, indices of securities or commodities prices, and futures contracts (including commodity futures contracts). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Strategic Advisers Value Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes."

The above limitations on Strategic Advisers Value Fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, or indices). The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities. Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. A Fidelity fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A Fidelity fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Strategic Advisers Value Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fidelity fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Short Sales. Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.

Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.

Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.

A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. A fund may reserve the right to take a temporary defensive position under certain circumstances.

Strategic Advisers Value Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts. The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.

Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in affiliated funds and non-affiliated funds, but it may incur such costs when it invests directly in other types of securities, including ETFs.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Strategic Advisers.

The Selection of Securities Brokers and Dealers

Strategic Advisers or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with Strategic Advisers or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, Strategic Advisers or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. Strategic Advisers or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. Strategic Advisers or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Strategic Advisers or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement Strategic Advisers' or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, brokerage and research products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although Strategic Advisers or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in Strategic Advisers' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, Strategic Advisers or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Strategic Advisers. Strategic Advisers' or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services Strategic Advisers or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to Strategic Advisers or its affiliates or have no explicit cost associated with them. In addition, Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

Strategic Advisers' Decision-Making Process. In connection with the allocation of fund brokerage, Strategic Advisers or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to Strategic Advisers or its affiliates, viewed in terms of the particular transaction for the fund or Strategic Advisers' or its affiliates' overall responsibilities to the fund or other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While Strategic Advisers or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Strategic Advisers, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist Strategic Advisers or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Strategic Advisers or its affiliates.

Research Contracts. Strategic Advisers or its affiliates have arrangements with certain third-party research providers and brokers through whom Strategic Advisers or its affiliates effect fund trades, whereby Strategic Advisers or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Strategic Advisers or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Strategic Advisers or its affiliates, or that may be available from another broker. Strategic Advisers or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. Strategic Advisers' or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on Strategic Advisers' or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

Strategic Advisers or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Strategic Advisers) who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided Strategic Advisers or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS as a clearing agent.

The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of Strategic Advisers or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Brandywine Global Investment Management, LLC (Brandywine Global).

As a sub-advisor to the fund, Brandywine Global seeks to obtain the most favorable total cost or proceeds in the execution of portfolio transactions. Brandywine Global considers a number of factors in determining broker selection including but not limited to: order size, price of the security, execution difficulty of the transaction, liquidity of the security, market and exchange conditions, order flow information, speed of execution desired, value if brokerage and research services provided and commission cost. The commission paid may not always reflect the lowest commission available in the market at a given point of time. Brandywine Global may receive research services from a broker in connection with initiating portfolio transactions for the fund. Such research may be available for the benefit of other accounts managed by Brandywine Global. Brandywine Global utilizes research, research-related products and other brokerage services provided to the firm on a third party research commission basis. Brandywine Global seeks to operate within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934. In accordance with that safe harbor, Brandywine Global may execute client portfolio transactions through broker-dealers who provide research and brokerage services to Brandywine Global if Brandywine Global determines that the commissions paid are reasonable in relation to the research or brokerage services received. Trading strategy is determined on Brandywine Global's trading desk after order review by portfolio manager and trader. The portfolio managers and traders analyze brokerage and execution results through review of trading reports available through proprietary Brandywine Global systems and a third-party transaction review provider.

Cohen & Steers Capital Management, Inc. (Cohen & Steers).

In selecting a broker to execute each particular transaction, Cohen & Steers generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered. In addition, Cohen & Steers may receive research services from a broker in connection with initiating portfolio transactions for a fund. Research services include pricing and market data services. Cohen & Steers shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if Cohen & Steers, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided. Research and investment information may be provided by brokers at no cost to Cohen & Steers and available for the benefit of other accounts advised by Cohen & Steers and their affiliates, and not all of the information will be used in connection with a fund. While this information may be useful in varying degrees and may tend to reduce Cohen & Steers' expenses, it is not possible to estimate its value and in the opinion of Cohen & Steers it does not reduce Cohen & Steers' expenses in a determinable amount. The extent to which Cohen & Steers makes use of statistical, research and other services furnished by brokers is considered by Cohen & Steers in the allocation of brokerage business but there is no formula by which such business is allocated. Cohen & Steers does so in accordance with its judgment of the best interests of a fund. Cohen & Steers may also take into account payments made by brokers effecting transactions for a fund to other persons on behalf of a fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). Pursuant to its internal procedures, Cohen & Steers regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.

Eaton Vance Management (Eaton Vance).

As a sub-adviser to the fund, Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it. As sub-adviser, Eaton Vance places the portfolio security transactions for execution with one or more broker-dealer firms. Eaton Vance uses its best efforts to obtain execution of portfolio security transactions at prices which in Eaton Vance's judgment are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to Eaton Vance, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the amount of the spread or commission, if any.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser (or sub-adviser) determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. "Research Services" as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e). Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services, products and material which assist the sub-adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the sub-adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the sub-adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The sub-adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the sub-adviser believes are useful or of value to it in rendering investment advisory services to its clients. The sub-adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as "Proprietary Research". The sub-adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the sub-adviser's obligation to seek best overall execution. The sub-adviser also may consider the receipt of Research Services under so called "client commission arrangements" or "commission sharing arrangements" (both referred to as "CCAs") as a factor in selecting broker dealers to execute transactions, provided it does not compromise the sub-adviser's obligation to seek best overall execution. Under a SCAB arrangement, the sub-adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the sub-adviser. Under a SCAB, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the sub-adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The sub-adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the sub-adviser might not be provided access to absent CCAs. The sub-adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) of the 1934 Act.

The investment companies sponsored by Eaton Vance or its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Whenever decisions are made to buy or sell securities by the fund and one or more of such other accounts simultaneously, Eaton Vance will allocate the security transactions (including "new" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Eaton Vance reasonably determines that departure from a pro rata allocation is advisable.

LSV Asset Management (LSV).

In selecting brokers for transactions, LSV uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution, i.e., the price and commission which provides the most favorable total cost and proceeds reasonably obtainable under the circumstances. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of their ability to provide certain services related to the requirements of the specific transaction, such as the following: the ability to match up natural order flow; the ability to control anonymity; timing or price limits; the quality of the back office; commission rates; use of automation; or the ability to provide information relating to the particular transaction. LSV periodically evaluates the quality of these brokerage services as provided by various firms.

LSV does not consider itself obligated to choose the broker offering the lowest available commission rate if, in its best judgment, there is a risk that the total cost or proceeds from the transaction might be less favorable than obtainable elsewhere. LSV keeps informed of rate structures offered by the brokerage community. In the selection of brokers, LSV does not solicit competitive bids or "shop" the order for a lower rate if this would, in its best judgment, be harmful to the execution process and not in the best interest of its clients.

LSV may be in the position of buying or selling the same security for a number of its clients at roughly the same time. When effecting trades on an aggregated basis, LSV is required to allocate aggregated trades promptly and fairly. Securities purchased or proceeds of securities sold through aggregated orders on a particular trading day shall be allocated to the account of each portfolio managed by LSV that bought or sold such securities at the average execution price achieved on that particular trading day. If less than the total of the aggregated orders is executed on a particular trading day, purchased securities or proceeds are generally allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders subject to cash and round lot trading considerations. Further, in the event the entire order is not filled, it is possible the client's portfolio will be deemed to have purchased or sold less than the entire number of securities sought to be purchased or sold on behalf of the client's portfolio. Aggregation may work on some occasions to the client's disadvantage.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended May 31, 2011 and 2010, the fund's portfolio turnover rates were 49% and 39%, respectively. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.

During the fiscal year ended May 31, 2011, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended May 31, 2011.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Strategic Advisers Value Fund	Citigroup, Inc.	$ 39,902,167
	Morgan Stanley	$ 9,320,928
	State Street Corp.	$ 19,017,435
	Goldman Sachs Group, Inc.	$ 34,872,894
	JPMorgan Chase & Co.	$ 154,475,765
	Bank of America Corp.	$ 45,808,550

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended May 31, 2011, 2010, and 2009. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended May 31	Dollar Amount	Percentage of Average Net Assets
2011	$ 3,537,790	0.06%
2010	$ 1,764,543	0.15%
2009A	$ 583,639	0.18%

A Fund commenced operations on December 30, 2008.

During the fiscal years ended May 31, 2011 and 2010, the fund paid brokerage commissions of $71,544 and $22,228, respectively, to NFS. NFS is paid on a commission basis. During the fiscal year ended May 31, 2011, this amounted to approximately 2.02% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 0.95% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

During the fiscal year ended May 31, 2011, the fund paid $2,153,018 in brokerage commissions to firms that may have provided research or brokerage services involving approximately $3,797,293,951 of transactions.

VALUATION

The fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to Strategic Advisers. Strategic Advisers has established the Strategic Advisers Fair Value Committee (Strategic Advisers Committee) to fulfill these oversight responsibilities. The Strategic Advisers Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its oversight responsibilities, including the fair valuation of securities.

Shares of underlying funds (other than ETFs) held by the fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Strategic Advisers Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by the fund, as well as portfolio securities and assets held by an underlying Fidelity non-money market fund, are valued as follows:

Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the New York Stock Exchange (NYSE) using the last quoted bid price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV.

The Board of Trustees of the underlying Fidelity funds has ultimate responsibility for pricing portfolio securities and assets held by those funds, but has delegated day-to-day valuation oversight responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these oversight responsibilities.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Strategic Advisers Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Strategic Advisers Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Strategic Advisers Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Strategic Advisers Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Strategic Advisers Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

Portfolio securities and assets held by an underlying Fidelity money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees of an underlying Fidelity money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

BUYING AND SELLING INFORMATION

Shares of the fund are offered only to certain clients of Strategic Advisers that have granted Strategic Advisers discretionary investment authority. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 for more information.

Investors participating in a Strategic Advisers discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

Capital Gain Distributions. The fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. The amount of foreign taxes paid by the fund will be reduced to the extent that the fund lends securities over the dividend record date. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Boyce I. Greer, each of the Trustees oversees 17 funds advised by Strategic Advisers or an affiliate. Mr. Greer oversees 19 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds dedicated to Strategic Advisers' discretionary asset management programs, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (65)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Boyce I. Greer (55)

Year of Election or Appointment: 2009

Mr. Greer is head of Institutional Investments for Fidelity Asset Management and Vice Chairman of Pyramis Global Advisors, LLC (2011-present), President and a Director of Strategic Advisers, Inc. and Global Asset Allocation (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and serves as Vice President of a number of Fidelity funds (2005-present). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolios (2003-present), President of the Asset Allocation Division (2008-present), President of FIMM 130/30 LLC (2008-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009), and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (78)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin, and is an Advisory Director of CH2M Hill Companies (engineering). Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (51)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (67)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (41)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (45)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

James R. Rooney (52)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Margaret A. Carey (37)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Standing Committees of the Fund's Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.

The Audit Committee is composed of Mr. Aldrich (Chair), Mr. Ralph Cox, and Ms. Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately periodically with the fund's Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the fund. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding the fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal auditors, and outside counsel the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process, will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditor, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will review periodically the fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect to the fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the fund, and anti-money laundering requirements. During the fiscal year ended May 31, 2011, the committee held four meetings.

The Governance and Nominating Committee is composed of Mr. Ralph Cox (Chair), Mr. Aldrich, and Ms. Kaplan. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended May 31, 2011, the committee held three meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2010.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Roger T. Servison	Boyce I. Greer
Strategic Advisers Value Fund	none	$1 - $10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	$50,001 - $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Peter C. Aldrich	Ralph F. Cox	Karen Kaplan
Strategic Advisers Value Fund	none	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000	none

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended May 31, 2011, or calendar year ended December 31, 2010, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND	Peter C. Aldrich	Ralph F. Cox	Karen Kaplan
Strategic Advisers Value Fund	$ 14,758	$ 14,758	$ 14,758
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 80,000	$ 80,000	$ 85,000

1 Roger T. Servison, Boyce I. Greer, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

A Reflects compensation received for the calendar year ended December 31, 2010, for 17 funds of three trusts.

As of May 31, 2011, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers and Pyramis. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Brandywine Global, a registered investment adviser, has its principal office at 2929 Arch Street, Philadelphia, Pennsylvania 19104. Brandywine Global is a wholly owned, independently operated subsidiary of Legg Mason, Inc.

Cohen & Steers, a registered investment adviser, has its principal office at 280 Park Avenue, New York, NY 10017. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc. (CNS).

Eaton Vance, a registered investment adviser, has its principal office at Two International Place, Boston, Massachusetts 02110. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp.

LSV, a registered investment adviser, has its principal office at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606. LSV is a Delaware general partnership between its employees (58%) and SEI Funds, Inc. (42%), a wholly-owned subsidiary of SEI Investments Company.

Pyramis, a registered investment adviser, has its principal office at 900 Salem Street, Smithfield, Rhode Island 02917. FMR LLC is the ultimate parent company of Pyramis. Information regarding the ownership of FMR LLC is disclosed above.

Strategic Advisers, Brandywine Global, Cohen & Steers, Eaton Vance, LSV, Pyramis (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Strategic Advisers has retained Brandywine Global, Cohen & Steers, Eaton Vance, LSV, and Pyramis to serve as sub-advisers for the fund. The sub-advisers do not sponsor the fund.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.

Management-Related Expenses. In addition to the management fee payable to Strategic Advisers and the fees payable to the transfer agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets; provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.70% of the fund's average daily net assets.

In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2013. Prior to April 1, 2010, Strategic Advisers had contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.13% of the average daily net assets of the fund. The fee waiver by Strategic Advisers will increase the fund's returns.

The following table shows the amount of management fees paid by the fund to Strategic Advisers for the past three fiscal years and the amount of waivers reducing management fees for the fund.

Fund	Fiscal Years Ended May 31	Amount of Waivers Reducing Management Fees	Management Fees Paid to Strategic Advisers	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the Fund
Strategic Advisers Value Fund	2011	$ 14,907,305	$ 11,275,775	0.1898%
	2010	$ 2,095,753	$ 4,443,541	0.3795%
	2009A	$ 177,723	$ 658,746	0.4894%B

A Fund commenced operations on December 30, 2008.

B Annualized.

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by Strategic Advisers will increase the fund's returns, and repayment of the reimbursement by the fund will decrease its returns.

Sub-Adviser - Brandywine Global. The fund and Strategic Advisers have entered into a sub-advisory agreement with Brandywine Global pursuant to which Brandywine Global may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Brandywine Global fees based on the average net assets of the portion of the fund managed by Brandywine Global.

Sub-Adviser - Cohen & Steers. The fund and Strategic Advisers have entered into a sub-advisory agreement with Cohen & Steers pursuant to which Cohen & Steers may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Cohen & Steers fees based on the average net assets of the portion of the fund managed by Cohen & Steers.

Sub-Adviser - Eaton Vance. The fund and Strategic Advisers have entered into a sub-advisory agreement with Eaton Vance pursuant to which Eaton Vance may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Eaton Vance fees based on the average net assets of the portion of the fund managed by Eaton Vance.

Sub-Adviser - LSV. The fund and Strategic Advisers have entered into a sub-advisory agreement with LSV pursuant to which LSV may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays LSV fees based on the average net assets of the portion of the fund managed by LSV.

Sub-Adviser - Pyramis. The fund and Strategic Advisers have entered into a sub-advisory agreement with Pyramis pursuant to which Pyramis may provide investment advisory services for the fund.

Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Pyramis fees based on the average net assets of the portion of the fund managed by Pyramis pursuant to a particular investment strategy. The fees are calculated using the effective rate applicable to "aggregated assets" managed by Pyramis pursuant to a particular investment strategy. Under the terms of the sub-advisory agreement, "aggregated assets" for a particular investment strategy means the total assets managed by Pyramis pursuant to that investment strategy in any registered investment company advised by Strategic Advisers.

Pyramis has not currently been allocated a portion of the fund's assets to manage.

The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to unaffiliated sub-advisers for the past three fiscal years.

Fund	Fiscal Years Ended May 31	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
Strategic Advisers Value Fund	2011	$ 11,275,775	0.1898%
	2010	$ 3,579,254	0.3507%
	2009A	$ 492,604	0.3639%B

A Fund commenced operations on December 30, 2008.

B Annualized.

Portfolio Manager Compensation - Strategic Advisers. John A. Stone and Kristina F. Stookey are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.

Mr. Stone and Ms. Stookey are co-lead portfolio managers of the fund and receive compensation for their services. As of May 31, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of each portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his or her tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over his or her tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with each portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index and peer group. A subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers.

The portion of each portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the Russell 1000® Value Index, and the pre-tax investment performance of the fund within the Morningstar® Large Value peer group. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Stone as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	94	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 22,655	$ 32,341	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Value Fund ($7,339 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Stone was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Ms. Stookey as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 7,339	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers Value Fund ($7,339 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Ms. Stookey was none.

Portfolio Manager Compensation - Brandywine Global. All Portfolio Managers receive a competitive base salary. In addition, from the firm's profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual's contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason's discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Conflicts of Interest. Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

The following table provides information relating to other accounts managed by Mr. Otto as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	8	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 2,738	$ 75	$ 419
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 150

* Includes assets of Strategic Advisers Value Fund ($1,430 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Otto was none.

The following table provides information relating to other accounts managed by Mr. Tonkovich as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	8	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 2,738	$ 75	$ 419
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 150

* Includes assets of Strategic Advisers Value Fund ($1,430 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Tonkovich was none.

The following table provides information relating to other accounts managed by Mr. Kirby as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 1,713	$ 2	$ 150
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 150

* Includes assets of Strategic Advisers Value Fund ($1,430 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Kirby was none.

Portfolio Manager Compensation - Cohen & Steers. Compensation of Cohen & Steers portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers' parent, CNS. Cohen & Steers' investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Cohen & Steers compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager compared with appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with the portfolio manager's seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and CNS. While the annual salaries of the Cohen & Steers' portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on changes in manager performance and other factors.

In addition, Mr. Helm, the Portfolio Manager for the Fund at Cohen & Steers, and the Cohen & Steers investment team that is assembled in Seattle, Washington to manage large cap value portfolios are entitled to additional compensation based on a percentage of revenues, less allocated expenses, associated with fees paid to Cohen & Steers with respect to large cap value portfolios.

Conflicts of Interests. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a fund may invest or that may pursue a strategy similar to one of the fund's strategies (collectively, "Similar Accounts"), Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), it is the general policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. In addition, a fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain Cohen & Steers portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers and its affiliated companies (the "CNS Accounts"). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers; however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if Cohen & Steers, acting in their reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account's fee structure is not considered when making allocation decisions.

Finally, the structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Cohen & Steers has adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The following table provides information relating to other accounts managed by Mr. Helm as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	5	19
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 2,362	$ 944	$ 971
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 73

* Includes Strategic Advisers Value Fund ($1,305 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Helm was none.

Portfolio Manager Compensation - Eaton Vance. Compensation paid by Eaton Vance to its portfolio managers has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s non-voting common stock and restricted shares of Eaton Vance Corp.'s non-voting common stock. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all Eaton Vance employees. Compensation of the portfolio managers is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

The portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end of Eaton Vance Corp. Fund performance, on a pre-tax basis, is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund's peer group as determined by Lipper or Morningstar is deemed by Eaton Vance's management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its portfolio manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the portfolio managers' performance in meeting those responsibilities.

Eaton Vance seeks to compensate portfolio managers in a manner commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in portfolio manager performance and other factors described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the fund, as of May 31, 2011.

Other Accounts. In addition to the fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of May 31, 2011.

Portfolio Manager	Number of All Accounts	Total Assets of All Accounts*
Michael R. Mach[1,3]
 Registered Investment Companies**	14	$ 23,573
 Other Pooled Investment Vehicles	8	$ 1,384
 Other Accounts[2]	78	$ 6,892
John D. Crowley[3]
 Registered Investment Companies**	14	$ 23,573
 Other Pooled Investment Vehicles	8	$ 1,384
 Other Accounts[2]	78	$ 6,892

* In millions of dollars.

** Includes Strategic Advisers Value Fund ($476 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

1 Certain of the funds that Mr. Mach serves as portfolio manager may invest in underlying portfolios that he also serves as portfolio manager.

2 For "Other Accounts" that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

3 Messrs. Mach and Crowley do not manage any accounts with respect to which the advisory fee is based on the performance of the account.

Conflicts of Interests. It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Portfolio Manager Compensation - LSV. The portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of LSV as part of his ownership interests. The bonus is based upon the profitability of LSV and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group.

Conflicts of Interest. The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which employees may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.

The following table provides information relating to other accounts managed by Mr. Lakonishok as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	30	41	434
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	29
Assets Managed (in millions)	$ 9,515	$ 9,916	$ 48,334
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 6,199

* Includes assets of Strategic Advisers Value Fund ($1,656 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Lakonishok was none.

The following table provides information relating to other accounts managed by Mr. Vermeulen as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	30	41	434
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	29
Assets Managed (in millions)	$ 9,515	$ 9,916	$ 48,334
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 6,199

* Includes assets of Strategic Advisers Value Fund ($1,656 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Vermeulen was none.

The following table provides information relating to other accounts managed by Mr. Mansharamani as of May 31, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	30	41	434
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	29
Assets Managed (in millions)	$ 9,515	$ 9,916	$ 48,334
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 6,199

* Includes assets of Strategic Advisers Value Fund ($1,656 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of May 31, 2011, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Mansharamani was none.

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.

The following Proxy Voting Guidelines were established by the Board of Trustees of Fidelity Rutland Square Trust II on behalf of the fund, after consultation with Strategic Advisers. (The guidelines are reviewed periodically by Strategic Advisers and its affiliates and by the Independent Trustees of the fund, and, accordingly, are subject to change.)

I. General Principles

A. The funds in the trust generally intend to vote shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).

B. Any proposals not covered by paragraph A above or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Strategic Advisers analyst or portfolio manager, as applicable, subject to review and approval by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR LLC.

Sub-Advisers:

Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by the sub-advisers are described below.

Proxy Voting - Brandywine Global.

Policy. Brandywine Global has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine Global maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility. Compliance has the responsibility for the implementation and monitoring of the firm's proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.

Procedures. Brandywine Global has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine Global will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine Global's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine Global believes appropriate).

Voting Authority

  Brandywine Global shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine Global's authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.
  Brandywine Global's clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.
  Brandywine Global's Compliance Department, on a random basis, reviews the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine Global maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, and are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
  Brandywine Global will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine Global accept direction from others with regard to the voting of proxies. Brandywine Global will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.
  Brandywine Global may vote proxies related to the same security differently for each client.
  Brandywine Global seeks to identify any material conflicts that may arise between the interests of Brandywine Global and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Glass Lewis, an independent third party.
  All relevant proxies are reviewed by the Legal and Compliance Department for potential material conflicts of interest. Issues to be reviewed may include whether Brandywine Global manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine Global, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine Global's has a conflict as described above which is known to Brandywine Global's voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine Global and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of Glass Lewis. Any time a material conflict is encountered, Brandywine Global will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

  Proxies will not be voted without an analysis of the underlying issues involved.
  Brandywine Global's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.
  Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine Global. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a "poison pill" maneuver.
  On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

  A complete record and file of all votes cast shall be maintained by Brandywine Global for the period prescribed by the Securities Exchange Commission. Brandywine Global will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine Global that were material to making a decision how to vote proxies and a log of proxy requests and responses.

A proxy log shall be maintained by Brandywine Global that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer's management team.

  Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine Global, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine Global's Disclosure Brochure whenever possible.

Administration of Proxies

  At the inception of a new account over which Brandywine Global has domestic proxy voting authority:
  New client information is entered onto the "Proxy System" Broadridge Proxy Edge.
  Custodians are notified by the Client that proxies should be forwarded to Brandywine Global.
  Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.
  Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.
  Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).
  Proxies are then distributed to either the appropriate investment team or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.
  In the event that no material conflict exists, the following procedures apply:
  The voting person's initials are entered onto the Proxy System's tickler file in the analyst block.
  Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.
  If a material conflict exists, a Proxy Administrator will obtain a copy of the Glass Lewis recommendation, which will be attached to the ballot.
  The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.
  A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.
  Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the Glass Lewis recommendation before entering it onto the Proxy System.
  The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator.
  During the approval process, ballot shares are matched against holdings shares.
  Discrepancies are researched through Brandywine Global's internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.
  Brandywine Global personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.
  Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.
  All voting records are maintained within the Proxy Systems.
  Proxy booklets and all additional information (including copies of any documents created by Brandywine Global that were material to making a decision how to vote proxies) are filed.

Administration of Client Requests

  All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.
  All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine Global.
  The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.
  Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

Identifying Potential Conflict of interest

Personal Conflicts

  Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

1. any potential personal conflict with regard to a specific proxy; and

2. any potential conflict of which they become aware relating to another voting person.

  Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective ´reasonableness' standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.
  The following are examples of potential personal conflicts which are extracted from the SEC's Final Rule1:
  The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.
  Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.
  A list of potentially conflicted securities ("Alert List") will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.
  Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

1 17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

Professional Conflicts

  In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine Global and a client for purposes of proxy voting, the following procedures will be followed:
  The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine Global account during the relevant proxy period, will be added to the Alert List.
  The names of all significant prospects that are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine Global account during the relevant proxy period, will be added to the Alert List.
  The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.

Proxy Voting - Cohen & Steers.

The following is a summary of Cohen & Steers' Proxy Voting Policies and Procedures.

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

A. Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

In exercising voting rights, Cohen & Steers follows the general principles set forth below.

  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers was the constructive owner of the securities.
  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.
  Voting rights shall not automatically be exercised in favor of management-supported proposals.
  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed by Cohen & Steers in exercising proxy voting rights:

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While Cohen & Steers may consider the views of third parties, except in cases when material conflicts of interest have been identified Cohen & Steers shall not base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company's business and prospects, especially in light of its projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed by Cohen & Steers. While these guidelines will provide a framework for Cohen & Steers decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, Cohen & Steers must be guided by their reasonable judgment to vote in a manner that Cohen & Steers deems to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a "mosaic" approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee's experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, Cohen & Steers considers the following factors:

  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;
  Whether the board ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;
  Whether the board, without shareholder approval, to Cohen & Steers' knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;
  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;
  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;
  Whether the nominee is the chairperson of more than one publicly-traded company;
  Whether the nominee serves on more than four public company boards;
  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company's internal controls;
  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Cohen & Steers believes may have been manipulated to provide additional benefits to executives;
  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company; and
  Whether the nominee (or the overall board) in Cohen & Steers' view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company's total shareholder return is in the bottom 25% of its peer group over the prior five years.

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. Cohen & Steers recognizes the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, Cohen & Steers is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

Cohen & Steers votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

Generally, Cohen & Steers votes against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

Cohen & Steers votes on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, Cohen & Steers votes against auditor indemnification and limitation of liability; however Cohen & steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While Cohen & Steers recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are Cohen & Steers' guidelines on change of control issues:

Shareholder Rights Plans. Cohen & Steers acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders.

Cohen & Steers reviews on a case-by-case basis management proposals to ratify a poison pill. Cohen & Steers generally looks for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. Cohen & Steers votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Unequal Voting Rights. Generally, Cohen & Steers votes against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. Cohen & Steers generally votes in favor of shareholder proposals to declassify a board of directors, although Cohen & Steers acknowledges that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies. In voting on shareholder proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder's attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate Cohen & Steers' votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. Cohen & Steers generally supports, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. Cohen & Steers recognizes the importance on shareholder ability to call a special meeting, however, Cohen & Steers is also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, Cohen & Steers is however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company's expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. Cohen & Steers will generally vote for proposals looking to separate the CEO and Chairman roles. Cohen & Steers does acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Cohen & Steers will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. Cohen & Steers votes for proposals that call for the board to be composed of a majority of independent directors. Cohen & Steers believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. Cohen & Steers votes for shareholder proposals requesting that the board's audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. Cohen & Steers support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

 Term of Office. Cohen & Steers votes against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. Cohen & Steers generally votes for proposals asking for the board to initiate the appropriate process to amend the company's governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. Cohen & Steers would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. Cohen & Steers votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Cohen & Steers also votes for management proposals to adopt confidential voting.

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, Cohen & Steers votes against the proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Date/Location of Meeting. Cohen & Steers voted against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

  creates a blank check preferred stock; or
  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of this type of proposal when Cohen & Steers receive assurances to Cohen & Steers' reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights. Cohen & Steers believes that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, Cohen & Steers believes that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, Cohen & Steers does not believe that pre-emptive rights are necessary and as such, Cohen & Steers generally votes for the issuance of equity shares without pre-emptive rights. On a limited basis, Cohen & Steers will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company's shareholders.

Cohen & Steers acknowledges that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US Cohen & Steers will approve issuance requests without pre-emptive rights for up to 100% of a company's outstanding capital.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following issues:

  dilution - how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
  change in control - will the transaction result in a change in control of the company?
  bankruptcy - generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

Cohen & Steers will vote against such programs when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation ("Say on Pay"). Votes regarding shareholder "say on pay" are determined on a case-by-case basis. Generally, Cohen & Steers believes that executive compensation should be tied to the long-term performance of the executive and the company as well as relevant market conditions. Cohen & Steers therefore monitors the compensation practices of those companies that compensate their executives in the top 10% tier to determine whether compensation to these executives is commensurate to the company's long-term performance (i.e., Cohen & Steers expects companies that pay their executives in the top 10% pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Excessive perquisites or tax gross-ups;
  New or extended agreements that provide for:
  CIC payments exceeding 3 times base salary and bonus;
  CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
  CIC payments with excise tax gross-ups (including "modified" gross-ups).

Also, Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay").

Cohen & Steers generally votes for annual advisory votes on compensation as Cohen & Steers notes that executive compensation is also evaluated on an annual basis by the company's compensation committee.

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in Cohen & Steers' analysis are the amount of the company's outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote - even in cases where the plan cost is considered acceptable based on the quantitative analysis.

Cohen & Steers votes against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features. Cohen & Steers will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Golden Parachutes. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. In particular, Cohen & Steers opposes the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold Cohen & Steers' votes at the next shareholder meeting for directors who to Cohen & Steers' knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale. Cohen & Steers votes on a case-by-case basis on proposals to approve the company's golden parachute compensation. Features that may lead to a vote against include:

  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));
  Recently adopted or materially amended agreements that include excessive excise tax gross-up provisions (since prior annual meeting);
  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. Cohen & Steers supports employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should be at least 85% of the current market price.

Option Expensing. Cohen & Steers votes for shareholder proposals to expense fixed-price options.

Vesting. Cohen & Steers believes that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. Cohen & Steers votes on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, Cohen & Steers will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, Cohen & Steers evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder's attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company's state of incorporation are examined on a case-by-case basis. In making its decision, Cohen & Steers reviews management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. Cohen & Steers supports proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally votes against proposals to adopt such charter provisions. Cohen & Steers feels it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, "going private" proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. Cohen & Steers votes for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. Cohen & Steers votes for changing the corporate name.

Shareholder Rights.

Cohen & Steers' position on the rights of shareholders is as follows:

  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.
  Shareholders are entitled to submit questions to company management.
  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.
  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Social Issues.

Cohen & Steers believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, Cohen & Steers does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, Cohen & Steers generally votes against these types of proposals, which are generally initiated by shareholders, unless Cohen & Steers believes the proposal has significant economic implications.

Proxy Voting - Eaton Vance.

I. Introduction

Eaton Vance has adopted and implemented policies and procedures that Eaton Vance believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Eaton Vance's authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. Overview

Eaton Vance manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, Eaton Vance seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Eaton Vance is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Eaton Vance will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service ("Agent") in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to Eaton Vance by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to Eaton Vance by the Agent) may seek insight from the Proxy Group established by Eaton Vance. The Proxy Group will assist in the review of the Agent's recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of Eaton Vance's affiliates, may change at Eaton Vance's discretion.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of Eaton Vance's affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the "Agent"), as approved by the Board of each Eaton Vance Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients' custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Eaton Vance upon request.

Subject to the oversight of Eaton Vance, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to Eaton Vance, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to Eaton Vance when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

Eaton Vance shall establish a Proxy Group which shall assist in the review of the Agent's recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of Eaton Vance's affiliates, may be amended from time to time at Eaton Vance's discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by Eaton Vance, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. Proxy Voting Guidelines ("Guidelines")

A. General Policies

It shall generally be the policy of Eaton Vance to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of Eaton Vance to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to Eaton Vance by the fund's custodian and therefore will not be voted. In the event that Eaton Vance determines that the matters involved would have a material effect on the applicable fund's investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, Eaton Vance will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies - Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, Eaton Vance will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

Eaton Vance generally supports management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent's recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent's analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. Eaton Vance will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

Eaton Vance will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of Eaton Vance's proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC's EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by Eaton Vance that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and Eaton Vance's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Eaton Vance or its Agent for two years after they are created.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

Eaton Vance shall establish that the Agent (i) is independent from Eaton Vance, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. Eaton Vance shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify Eaton Vance in writing within fifteen (15) calendar days of any material change to information previously provided to Eaton Vance in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, Eaton Vance puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of Eaton Vance are able to identify potential material conflicts of interest, Eaton Vance will take the following steps:

  Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of Eaton Vance and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of Eaton Vance and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of Eaton Vance or EVD.
  A representative of the Legal and Compliance Department will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
  If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the "Policies") or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
  If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies Eaton Vance will seek instruction on how the proxy should be voted from:

- The client, in the case of an individual or corporate client;

- In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or

- The adviser, in situations where Eaton Vance acts as a sub-adviser to such adviser.

Eaton Vance will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct Eaton Vance on how to vote the proxy, Eaton Vance will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of Eaton Vance to vote its clients' proxies would have a material adverse economic impact on Eaton Vance's clients' securities holdings in the Conflicted Company, Eaton Vance may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

Eaton Vance shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon Eaton Vance's request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to Eaton Vance, the Agent shall provide Eaton Vance with such information as Eaton Vance deems reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent's Corporate Securities Division clients and related revenue data. Eaton Vance shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent's written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Proxy Voting - LSV.

Voting Responsibility. LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. ("GLC"). GLC will implement LSV's proxy voting process, provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of GLC is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Record Keeping. In accordance with the recordkeeping rules, LSV will retain:

(i) Copies of its proxy voting policies and procedures.

(ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

(vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.


To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with Strategic Advisers or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to Strategic Advisers under its management contract with the fund. To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for the fund.

For providing transfer agency services, FIIOC receives an account fee and an asset-based fee with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The account fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets. For assets invested in underlying Fidelity funds, each underlying Fidelity fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and assets of the fund invested in such underlying Fidelity fund.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Pricing and bookkeeping fees paid by the fund to FSC for the past three fiscal years are shown in the following table.

Fund	2011	2010	2009
Strategic Advisers Value Fund	$ 1,117,675	$ 399,222	$ 53,481A

A From December 30, 2008.

DESCRIPTION OF THE TRUST

Trust Organization. Strategic Advisers Value Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006. Currently, there are 11 funds offered in the trust: Strategic Advisers Core Fund, Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Growth Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity II Fund, and Strategic Advisers Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

On matters submitted for consideration by shareholders of any underlying fund, the fund will vote its shares in proportion to the vote of all other holders of the same class of shares of that underlying fund.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

Strategic Advisers, its officers and directors, its affiliated companies, Member of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of Strategic Advisers, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended May 31, 2011, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by Strategic Advisers or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and Anacomp Inc. (full or partial holdings daily, on the next business day).

Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, Strategic Advisers desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Strategic Advisers is a registered service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Fidelity Rutland Square Trust II
PEA No. 14 ('33 Act)
Amendment No. 17 ('40 Act)

PART C. OTHER INFORMATION

Item 28. Exhibits

(a) Trust Instrument, dated March 8, 2006, is incorporated herein by reference to Exhibit (a) of the Initial Registration Statement on N-1A.

(b) Bylaws of Fidelity Rutland Square Trust II, as amended and dated June 4, 2009, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 3.

(c) Not applicable.

(d) (1) Management Contract, dated December 3, 2009, between Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 4.

(2) Management Contract, dated March 5, 2010, between Strategic Advisers Core Income Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 8.

(3) Management Contract, dated September 8, 2010, between Strategic Advisers Emerging Markets Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment Nos. 11 & 14.

(4) Management Contract, dated March 5, 2010, between Strategic Advisers Growth Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 7.

(5) Management Contract, dated March 5, 2010, between Strategic Advisers Income Opportunities Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 8.

(6) Management Contract, dated March 5, 2010, between Strategic Advisers International Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 8.

(7) Management Contract, dated March 5, 2010, between Strategic Advisers International II Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 8.

(8) Management Contract, dated March 5, 2010, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 8.

(9) Management Contract, dated March 5, 2010, between Strategic Advisers U.S. Opportunity Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 8.

(10) Management Contract, dated March 5, 2010, between Strategic Advisers U.S. Opportunity II Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 8.

(11) Management Contract, dated March 5, 2010, between Strategic Advisers Value Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 8.

(12) Sub-Advisory Agreement, dated March 5, 2010, between Fidelity Investments Money Management, Inc. and FMR Co., Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 11 & 14.

(13) Sub-Advisory Agreement, dated March 5, 2010, between Fidelity Investments Money Management, Inc. and Strategic Advisers, Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment Nos. 11 & 14.

(14) Sub-Advisory Agreement, dated March 5, 2010, and amended and restated on December 1, 2010 between Fidelity Investments Money Management, Inc. and Strategic Advisers, Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment Nos. 12 & 15.

(15) Sub-Advisory Agreement, dated December 1, 2010, between Strategic Advisers, Inc. and Advisory Research, Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment Nos. 12 & 15.

(16) Sub-Advisory Agreement, dated March 5, 2010, between Strategic Advisers, Inc. and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 8.

(17) Sub-Advisory Agreement, dated December 1, 2010, between Strategic Advisers, Inc. and Causeway Capital Management LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment Nos. 12 & 15.

(18) Sub-Advisory Agreement, dated March 5, 2010, between Strategic Advisers, Inc. and ClariVest Asset Management LLC, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 7.

(19) Sub-Advisory Agreement, dated March 5, 2010, between Strategic Advisers, Inc. and Cohen & Steers Capital Management, Inc., on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 8.

(20) Sub-Advisory Agreement, dated March 5, 2010, between Strategic Advisers, Inc. and Eaton Vance Management, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 8.

(21) Sub-Advisory Agreement, dated March 3, 2011, between Strategic Advisers, Inc. and Evercore Asset Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment Nos. 12 & 15.

(22) Sub-Advisory Agreement, dated December 7, 2009, between Strategic Advisers, Inc. and First Eagle Investment Management, LLC, on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 4.

(23) Sub-Advisory Agreement, dated December 1, 2010, between Strategic Advisers, Inc. and Fred Alger Managmenet, Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment Nos. 12 & 15.

(24) Sub-Advisory Agreement, dated December 1, 2010, between Strategic Advisers, Inc. and Invesco Advisers, Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment Nos. 12 & 15.

(25) Sub-Advisory Agreement, dated December 3, 2009, between Strategic Advisers, Inc. and Lazard Asset Management LLC, on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 4.

(26) Sub-Advisory Agreement, dated December 1, 2010, between Strategic Advisers, Inc. and Loomis, Sayles & Company, L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment Nos. 12 & 15.

(27) Sub-Advisory Agreement, dated March 5, 2010, between Strategic Advisers, Inc. and LSV Asset Management, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment No. 8.

(28) Sub-Advisory Agreement, dated March 3, 2011, between Strategic Advisers, Inc. and Massachusetts Financial Services Company, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment Nos. 12 & 15.

(29) Amended and Restated Sub-Advisory Agreement, dated September 8, 2010, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment Nos 11 & 14.

(30) Sub-Advisory Agreement, dated September 8, 2010, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 11 & 14.

(31) Amended and Restated Sub-Advisory Agreement, dated September 8, 2010, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment Nos. 11 & 14.

(32) Amended and Restated Sub-Advisory Agreement, dated September 8, 2010, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment Nos. 11 & 14.

(33) Amended and Restated Sub-Advisory Agreement, dated September 8, 2010, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, on behalf of Strategic Advisers International II Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment Nos. 11 & 14.

(34) Amended and Restated Sub-Advisory Agreement, dated September 8, 2010, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment Nos. 11 & 14.

(35) Amended and Restated Sub-Advisory Agreement, dated September 8, 2010, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment Nos. 11 & 14.

(36) Sub-Advisory Agreement, dated December 1, 2010, between Strategic Advisers, Inc. and Systematic Financial Management, L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment Nos. 12 & 15.

(37) Sub-Advisory Agreement, dated June 3, 2010, between Strategic Advisers, Inc. and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 9.

(38) Sub-Advisory Agreement, dated March 5, 2010, between Strategic Advisers, Inc. and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 7.

(39) Sub-Advisory Agreement, dated March 3, 2011, between Strategic Advisers, Inc. and William Blair & Company, L.L.C., on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 12 & 15.

(40) Sub-Advisory Agreement, dated March 5, 2010, between Strategic Advisers, Inc. and Winslow Capital Management, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 7.

(41) Sub-Advisory Agreement, dated March 5, 2010, between FMR Co., Inc. and Fidelity Management & Research (Hong Kong) Limited, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 8.

(42) Schedule A, dated March 5, 2010, to the Sub-Advisory Agreement, dated March 5, 2010, between FMR Co., Inc. and Fidelity Management & Research (Hong Kong) Limited, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 8.

(43) Sub-Advisory Agreement, dated March 5, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research (Hong Kong) Limited, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 8.

(44) Schedule A, dated March 5, 2010, to the Sub-Advisory Agreement, dated March 5, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research (Hong Kong) Limited, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 8.

(45) Sub-Advisory Agreement, dated March 5, 2010, between FMR Co., Inc. and Fidelity Management & Research (Japan) Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 8.

(46) Schedule A, dated March 5, 2010, to the Sub-Advisory Agreement, dated March 5, 2010, between FMR Co., Inc. and Fidelity Management & Research (Japan) Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 8.

(47) Sub-Advisory Agreement, dated March 5, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research (Japan) Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 8.

(48) Schedule A, dated March 5, 2010, to the Sub-Advisory Agreement, dated March 5, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research (Japan) Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 8.

(49) Sub-Advisory Agreement, dated March 5, 2010, between FMR Co., Inc. and Fidelity Management & Research (U.K.) Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 8.

(50) Schedule A, dated March 5, 2010, to the Sub-Advisory Agreement, dated March 5, 2010, between FMR Co., Inc. and Fidelity Management & Research (U.K.) Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 8.

(51) Sub-Advisory Agreement, dated March 5, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research (U.K.) Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 8.

(52) Schedule A, dated March 5, 2010, to the Sub-Advisory Agreement, dated March 5, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research (U.K.) Inc., on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 8.

(e) (1) General Distribution Agreement, dated December 3, 2009, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 4.

(2) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 7.

(3) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 8.

(4) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 8.

(5) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 8.

(6) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers International II Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 8.

(7) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 8.

(8) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers U.S. Opportunity Fund, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 8.

(9) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers U.S. Opportunity II Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 8.

(10) General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 8.

(11) General Distribution Agreement, dated September 8, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment Nos. 11 & 14.

(f) None.

(g) (1) Custodian Agreement and Appendix C, D, and E, dated April 12, 2007, between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and Fidelity Rutland Square Trust II on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) and Strategic Advisers Growth Fund, are incorporated herein by reference to Exhibit (g)(1) of Fidelity Commonwealth Trust II's (File No. 333-139428) Post-Effective Amendment No. 3.

(2) Appendix A, dated September 17, 2010, to the Custodian Agreement, dated April 12, 2007, between The Bank of New York Mellon (formerly known as Mellon Bank, N.A.) and Fidelity Rutland Square Trust II on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) and Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment Nos. 12 & 15.

(3) Appendix B, dated October 30, 2009, to the Custodian Agreement, dated April 12, 2007, between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and Fidelity Rutland Square Trust II on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) and Strategic Advisers Growth Fund, is filed herein as Exhibit (g)(3).

(4) Custodian Agreement and Appendix C, D, and E, dated April 12, 2007, between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity II Fund, and Strategic Advisers Value Fund is incorporated herein by reference to Exhibit (g) of Fidelity Commonwealth Trust II's (File No. 333-139428) Post-Effective Amendment No. 1.

(5) Appendix A, dated December 9, 2010, to the Custodian Agreement, dated April 12, 2007, between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Value Fund is incorporated herein by reference to Exhibit (g)(6) of Post-Effective Amendment Nos. 12 & 15.

(6) Appendix A to the Custodian Agreement, dated April 12, 2007, between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers U.S. Opportunity Fund and Strategic Advisers U.S. Opportunity II Fund to be filed by subsequent amendment.

(7) Appendix B, dated October 20, 2010, to the Custodian Agreement, dated April 12, 2007, between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers U.S. Opportunity Fund, Strategic Advisers U.S. Opportunity II Fund, and Strategic Advisers Value Fund is filed herein as Exhibit (g)(7).

(h) Not applicable.

(i) Legal Opinion of Dechert LLP, dated July 26, 2011, is filed herein as Exhibit (i).

(j) Consent of Pricewaterhouse Coopers LLP, dated July 25, 2011, is filed herein as Exhibit (j).

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 4.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 6.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 8.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 8.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Fund is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 8.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International II Fund is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 8.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 8.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers U.S. Opportunity Fund is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 8.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers U.S. Opportunity II Fund is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 8.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 8.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment Nos. 11 & 14.

(n) (1) Not applicable.

(p) (1) The 2011 Code of Ethics, adopted by each fund and Strategic Advisers, Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity New York Municipal Trust's (File No. 002-83295) Post-Effective Amendment No. 61.

(2) Code of Ethics, dated November 30, 2010, adopted by Advisory Research, Inc. pursuant to Rule 17j-1 on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment Nos. 12 & 15.

(3) Code of Ethics, dated April 23, 2009, adopted by Fred Alger Management, Inc. pursuant to Rule 17j-1 on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment Nos. 12 & 15.

(4) Code of Ethics, dated August 2009, adopted by William Blair & Company, LLC pursuant to Rule 17j-1 on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment Nos. 12 & 15.

(5) Code of Ethics, dated March 2011, adopted by Brandywine Global Investment Management LLC pursuant to Rule 17j-1 on behalf of Strategic Advisers Value Fund, is filed herein as Exhibit (p)(5).

(6) Code of Ethics, dated August 10, 2010, adopted by Causeway Capital Management LLC pursuant to Rule 17j-1 on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment Nos. 12 & 15.

(7) Code of Ethics, dated March 2011, adopted by ClariVest Asset Management LLC pursuant to Rule 17j-1 on behalf of Strategic Advisers Growth Fund, is filed herein as Exhibit (p)(7).

(8) Code of Ethics, dated March 2011, adopted by Cohen & Steers, Inc. pursuant to Rule 17j-1 on behalf of Strategic Advisers Value Fund, is filed herein as Exhibit (p)(8).

(9) Code of Ethics, dated October 1, 2008, adopted by Eaton Vance Management pursuant to Rule 17j-1 on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (p)(4) of Fidelity Commonwealth Trust II's (File No. 333-139428) Post-Effective Amendment No. 5.

(10) Code of Ethics, dated August 2010, adopted by Evercore Asset Management, LLC pursuant to Rule 17j-1 on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment Nos. 12 & 15.

(11) Code of Ethics adopted by First Eagle Investment Management, LLC pursuant to Rule 17j-1 on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 4.

(12) Code of Ethics, dated January 1, 2011, adopted by Invesco Advisers, Inc. pursuant to Rule 17j-1 on behalf of Strategic Advisers Small-Mid Cap Fund, is filed herein as Exhibit (p)(12).

(13) Code of Ethics adopted by Lazard Asset Management LLC pursuant to Rule 17j-1 on behalf of Strategic Advisers Core Fund, is filed herein as Exhibit (p)(13).

(14) Code of Ethics, dated May 20, 2010, adopted by Loomis, Sayles & Co., L.P. pursuant to Rule 17j-1 on behalf of Strategic Advisers Small-Mid Cap FundAdvisers Core Fund), is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 12 & 15.

(15) Code of Ethics, dated March 11, 2011, adopted by LSV Asset Management pursuant to Rule 17j-1 on behalf of Strategic Advisers Value Fund, is filed herein as Exhibit (p)(15).

(16) Code of Ethics, dated February 22, 2010, adopted by MFS Investment Management pursuant to Rule 17j-1 on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment Nos. 12 & 15.

(17) Code of Ethics adopted by Pyramis Global Advisors, LLC pursuant to Rule 17j-1 on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), Strategic Advisers Emerging Markets Fund, Strategic Advisers Growth Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Value Fund is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 4.

(18) Code of Ethics, dated July 1, 2009, adopted by Systematic Financial Management, L.P. pursuant to Rule 17j-1 on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment Nos. 12 & 15.

(19) Code of Ethics, dated March 2009, adopted by T. Rowe Price Associates, Inc. pursuant to Rule 17j-1 on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 9.

(20) Code of Ethics, dated November 2008, adopted by Waddell & Reed Investment Management Company pursuant to Rule 17j-1 on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 7.

(21) Code of Ethics, dated February 2005, adopted by Winslow Capital Management pursuant to Rule 17j-1 on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 7.

___________________

Item 29. Trusts Controlled by or Under Common Control with this Trust

The Board of Trustees of the trust is not the same as the board of the other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its adviser. The officers of the Trust are elected separately but are substantially similar to those of the other Fidelity funds. The Trust takes the position that it is not under common control with the other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30. Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 31. Business and Other Connections of the Investment Advisers

(1) STRATEGIC ADVISERS, INC.

Strategic Advisers, Inc. serves as investment adviser to the funds and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance. The directors and officers of Strategic Advisers have held, during the past two fiscal years, the following positions of a substantial nature.

Boyce I. Greer	Executive Vice President of FMRC; President and Director of Strategic Advisers, Inc. Previously served as President and Director of FIMM (2009).

Wilfred Chilangwa	Vice President of Strategic Advisers, Inc. Previously served as Director of Strategic Advisers, Inc. (2009).

James Cracraft	Senior Vice President of Strategic Advisers, Inc.

William Ebsworth	Director and Chief Investment Officer of Strategic Advisers, Inc.

Howard Galligan	Director and Chief Operating Officer of Strategic Advisers, Inc.

Dean G. Gekas	Senior Vice President of Strategic Advisers, Inc. (2009).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Scott B. Kuldell	Senior Vice President of Strategic Advisers, Inc.

Robert B. MacDonald	Senior Vice President of Strategic Advisers, Inc.

Jeffrey Mitchell	Senior Vice President of Strategic Advisers, Inc.

Gregory Pappas	Vice President of Strategic Advisers, Inc.

Sam Rahman	Vice President of Strategic Advisers, Inc. (2011).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. and FMR Japan.

Steven Schiffman	Treasurer of Strategic Advisers, Inc. (2009), FDC (2010), and FMR LLC.

Roger T. Servison	Director of Strategic Advisers, Inc.

Robert Slotpole	Senior Vice President of Strategic Advisers, Inc.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FDC, and FMR LLC. Previously served as Assistant Secretary of Strategic Advisers, Inc.

Michele A. Stecyk	Vice President of Strategic Advisers, Inc.

Geoff Stein	Senior Vice President of Strategic Advisers, Inc.

Robert Vick	Senior Vice President of Strategic Advisers, Inc.

Erica Von Ahnen	Senior Vice President of Strategic Advisers, Inc.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan; Vice President, Taxation, of FMR LLC.

Jonathan F. Weed	Senior Vice President of Strategic Advisers, Inc.

(2) FMR CO., INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Member of the Advisory Board of funds advised by Fidelity Management & Research Company (FMR) (2011); Chief Executive Officer, Chairman and Director of FMR LLC; Chairman and Director of FIL Limited. Previously served as a Trustee and Chairman of the Board of Trustees of certain Trusts (2011); Chairman and Director of FMR and FMR Co., Inc. (FMRC) (2011); Chairman of the Board and Director of Fidelity Research & Analysis Company (FRAC) and Fidelity Investments Money Management, Inc. (FIMM) (2010).

Abigail P. Johnson	Chairman of the Board of certain Trusts (2011); Chairman and Director of FMR and FMRC (2011); Vice Chairman and Director of FMR LLC.

Brian B. Hogan	President of FMRC (2009).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR.

James C. Curvey	Director of FMR, FMRC, FIMM (2009), and FRAC (2009); Director and Vice Chairman of FMR LLC; Acting Chairman of the Board of Trustees of certain Trusts (2011); Trustee of funds advised by FMR.

Ronald P. O'Hanley	Director of FMRC (2010), FIMM (2010), and FRAC (2010).

Scott C. Goebel

Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM (2010) and FRAC (2010); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.). Previously served as Assistant Secretary of FIMM and FRAC (2010).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. and FMR Japan.

John J. Remondi	Director of FMR, FMRC, FRAC (2009), and FIMM (2009); Director and Executive Vice President of FMR LLC; Previously served as Chief Administrative Officer (2009) of FMR LLC.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FDC, and FMR LLC. Previously served as Assistant Secretary of Strategic Advisers, Inc.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan; Vice President, Taxation, of FMR LLC.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM; Director and Treasurer of FMR U.K. and FMR Japan; Treasurer of FMR H.K.

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Matthew C. Torrey

President and Chief Executive Officer (2010) and Director of FMR Japan; President and Chief Executive Officer (2010) and Director of FMR U.K.; President and Chief Executive Officer (2010), Managing Director of Research, and Director of FMR H.K. Previously served as Director and Managing Director of Research of FMR Japan (2010) and FMR U.K. (2010).

Markus Eichacker	Chief Investment Officer (2010), Director (2010), and Managing Director of Research (2009) of FMR H.K.

Scott C. Goebel

Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM (2010) and FRAC (2010); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.). Previously served as Assistant Secretary of FIMM and FRAC (2010).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. and FMR Japan.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM; Director and Treasurer of FMR U.K. and FMR Japan; Treasurer of FMR H.K.

Sharon Yau Wong	Director; Director of Investment Services-Asia of FMR H.K.

Tricor Corporate Secretary Limited	Secretary of FMR H.K.

(4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) INC. (FMR JAPAN)

FMR Japan provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Matthew C. Torrey

President and Chief Executive Officer (2010) and Director of FMR Japan; President and Chief Executive Officer (2010) and Director of FMR U.K.; President and Chief Executive Officer (2010), Managing Director of Research, and Director of FMR H.K. Previously served as Director and Managing Director of Research of FMR Japan (2010) and FMR U.K. (2010).

Scott C. Goebel

Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM (2010) and FRAC (2010); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.). Previously served as Assistant Secretary of FIMM and FRAC (2010).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. and FMR Japan.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FDC, and FMR LLC. Previously served as Assistant Secretary of Strategic Advisers, Inc.

Susan Sturdy	Secretary of FMR Japan (2010) FMR U.K. (2010), FMR LLC (2010), and FDC (2010).

Takeya Suzuki	Director of FMR Japan (2010); Managing Director of Research, Japan of FMR Japan (2009).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan; Vice President, Taxation, of FMR LLC.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM; Director and Treasurer of FMR U.K. and FMR Japan; Treasurer of FMR H.K.

(5) FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Matthew C. Torrey

President and Chief Executive Officer (2010) and Director of FMR Japan; President and Chief Executive Officer (2010) and Director of FMR U.K.; President and Chief Executive Officer (2010), Managing Director of Research, and Director of FMR H.K. Previously served as Director and Managing Director of Research of FMR Japan (2010) and FMR U.K. (2010).

Bruce T. Herring	President of FRAC (2010); Director (2010) and Chief Investment Officer (2010) of FMR U.K.

Christopher P. Sullivan	Executive Vice President of FIMM (2009); Director of FMR U.K. (2010).

Robert P. Brown	Director and Managing Director of Research of FMR U.K.; Executive Vice President of FIMM (2010).

Lawrence J. Brindisi	Director, Executive Director and Executive Vice President of FMR U.K.

Peter Brian Enyeart	Director, Chief Investment Officer - Equity, and Managing Director of Research of FMR U.K. (2011).

Scott C. Goebel

Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM (2010) and FRAC (2010); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.). Previously served as Assistant Secretary of FIMM and FRAC (2010).

David Hamlin	Managing Director of Research of FMR U.K.

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

John B. McHale	Managing Director of Research of FMR U.K. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. and FMR Japan.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FDC, and FMR LLC. Previously served as Assistant Secretary of Strategic Advisers, Inc.

Susan Sturdy	Secretary of FMR Japan (2010), FMR U.K. (2010), FMR LLC (2010), and FDC (2010).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan; Vice President, Taxation, of FMR LLC.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM; Director and Treasurer of FMR U.K. and FMR Japan; Treasurer of FMR H.K.

(6) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Jacques P. Perold	President of FMR (2009); President and Director of FIMM (2009).

Robert P. Brown	Director and Managing Director of Research of FMR U.K.; Executive Vice President of FIMM (2010).

James C. Curvey	Director of FMR, FMRC, FIMM (2009), and FRAC (2009); Director and Vice Chairman of FMR LLC; Acting Chairman of the Board of Trustees of certain Trusts (2011); Trustee of funds advised by FMR.

Ronald P. O'Hanley	Director of FMRC (2010), FIMM (2010), and FRAC (2010).

Scott C. Goebel

Senior Vice President, Secretary and General Counsel of FMR and FMRC; Secretary of FIMM (2010) and FRAC (2010); Assistant Secretary of FMR Japan and FMR U.K.; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.). Previously served as Assistant Secretary of FIMM and FRAC (2010).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. and FMR Japan.

John J. Remondi	Director of FMR, FMRC, FRAC (2009), and FIMM (2009); Director and Executive Vice President of FMR LLC; Previously served as Chief Administrative Officer (2009) of FMR LLC.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, FDC, and FMR LLC. Previously served as Assistant Secretary of Strategic Advisers, Inc.

Christopher P. Sullivan	Executive Vice President of FIMM (2009); Director of FMR U.K. (2010).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan; Vice President, Taxation, of FMR LLC.

JS Wynant	Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM; Director and Treasurer of FMR U.K. and FMR Japan; Treasurer of FMR H.K.

(7) PYRAMIS GLOBAL ADVISORS, LLC

The directors and officers of Pyramis Global Advisors, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Kevin Uebelein

President, CEO and Director (Chairman) of Pyramis Global Advisors Holdings Corp., Director of Pyramis Institutional Funds Manager, Inc., President and Chief Executive Officer and Chairman of Pyramis Canada Holdings Corp., Director of Fidelity Real Estate Growth Fund Corp., Director of Fidelity Real Estate Growth Fund II Corp., and Director of Fidelity Real Estate Growth Fund III Corp., the address of each being 82 Devonshire St., Boston, MA 02109; President, CEO and Director (Chairman) of Pyramis Global Advisors Trust Company, the address being One Spartan Way, Merrimack, NH 03054; Director and President of Pyramis Distributors Corporation LLC, the address being 900 Salem Street, Smithfield, RI 02917; Director of FIC Holdings, LLC, the address being 82 Devonshire St., Boston, MA 02109; Responsible Officer and Executive Director of Pyramis Global Advisors (HK) Limited, the address being 18/F Nexxus Building, 41 Connaught Road, Central, Hong Kong; Director of Pyramis Canada ULC, the address being 483 Bay St., Suite 300, Toronto, ON, M5G 2N7; Director of Pyramis Global Advisers (UK) Limited, the address being 4th Floor, 10 Paternoster Square, London, EC4M 7LS; Previously served as Chief Investment Officer, international business, Prudential Financial.

William Dailey

Director, Treasurer & Chief Financial Officer of Pyramis Global Advisors Holdings Corp., Director, Treasurer, and Chief Financial Officer of Pyramis Canada Holdings Corp., Vice President of Fidelity Real Estate Growth Fund Corp., Director and President of Pyramis Institutional Funds Manager, Inc., President of Pyramis Global Advisors Fund A LLC, President of Pyramis Global Advisors Fund B LLC President of Pyramis Global Advisors Fund C LLC, and President of Pyramis Global Market Neutral GP LLC, the address of each being 82 Devonshire St., Boston, MA 02109; Director and Treasurer of Pyramis Distributors Corporation LLC, the address being 900 Salem Street, Smithfield, RI 02917; Category A Manager and Chief Financial Officer Pyramis Global Advisors (Luxembourg) S.á.r.l., the address being 121, Avenue de la Faïencerie, L-1511 Luxembourg; Treasurer of Pyramis Global Advisors (HK) Limited, the address being 18/F Nexxus Building, 41 Connaught Road, Central, Hong Kong; CEO and Director of Pyramis Global Advisors (UK) Limited, the address being 4th Floor, 10 Paternoster Square, London, EC4M 7LS; Director, President and Ultimate Responsible Person of Pyramis Canada ULC, the address being 483 Bay St., Suite 300, Toronto, ON, M5G 2N7; Director and Treasurer of Pyramis Global Advisors Trust Company, the address being One Spartan Way, Merrimack, NH 03054. Previously, Mr. Dailey also served as Chief Administrative Officer for several of the entities set forth above.

Michael Barnett

Director of Pyramis Global Advisors Trust Company and Executive Vice President of Institutional Sales of Pyramis Global Advisors, the address of each being 82 Devonshire St., Boston, MA 02109; formerly Executive Vice President of Institutional Sales and Services of Fidelity Investments Canada ULC

Young Chin

Chairman, Executive Director and Responsible Officer of Pyramis Global Advisors (HK) Limited, the address being 18/F Nexxus Building, 41 Connaught Road, Central, Hong Kong; Director and Chief Investment Officer of Pyramis Global Advisors Trust Company, the address being One Spartan Way, Merrimack, NH 03054; Director and Chief Investment Officer of Pyramis Global Advisors (UK) Limited, the address being 4th Floor, 10 Paternoster Square, London, EC4M 7LS; Director and Chief Investment Officer of Pyramis Canada ULC, the address being 483 Bay St., Suite 300, Toronto, ON, M5G 2N7; Director of Pyramis Global Market Neutral Fund, Ltd. (CI) and Director of Pyramis Global Market Neutral Master Fund, Ltd. (CI), the address of each being the address being Queensgate House, South Church Street, PO Box 1234, Grand Cayman KY1-1108; Director of Fidelity Real Estate Partners II Corp. and Director of Fidelity Real Estate Partners III Corp., the address of each being 82 Devonshire St., Boston, MA 02109

Michael Cappucci

Assistant Secretary of Pyramis Global Market Neutral GP LLC, Pyramis Global Advisors Fund A LLC, Pyramis Global Advisors Fund B LLC and Pyramis Global Advisors Fund C LLC, the address of each being 82 Devonshire St., Boston, MA 02109

Mark Friebel

Senior Vice President and the address for Pyramis Global Advisors as being 900 Salem St, Smithfield, RI 02917; Senior Vice President of Pyramis Canada ULC, the address being 483 Bay St., Suite 300, Toronto, ON, M5G 2N7

Robert Swanson	Senior VP and Head of Asset Allocation and the address for Pyramis Global Advisors as being 900 Salem St, Smithfield, RI 02917

Michael Tabachnick

Assistant Secretary of Pyramis Global Advisors Trust Company, the address being One Spartan Way, Merrimack, NH 03054; Secretary of Pyramis Global Advisors Fund A LLC, Secretary of Pyramis Global Advisors Fund B LLC, and Secretary of Pyramis Global Advisors Fund C LLC, Assistant Secretary of Pyramis Global Advisors Holdings Corp., and Assistant Secretary of Pyramis Global Market Neutral GP LLC, the address of each being 82 Devonshire St., Boston, MA 02109

Kenneth Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

(8) FRED ALGER MANAGEMENT, INC. (Alger Management)

The directors and officers of Alger Management have held, during the past two fiscal years, the following positions of a substantial nature.

Daniel Cayley Chung	Director, Chairman, Chief Executive Officer and Chief Investment Officer

Hal Liebes	Director, Executive Vice President, Chief Legal Officer and chief Operating Officer

Barry J. Mullen	Chief Compliance Officer

Robert Louis Kincel	Chief Financial Officer

(9) ADVISORY RESEARCH, INC. (ARI)

The directors and officers of ARI have held, during the past two fiscal years, the following positions of a substantial nature.

Brien Michael O'Brien	Chief Executive Officer and Chairman

Chrisotpher Dyson Crawshaw	Secretary and Managing Director

Cari Ann Hopfensperger	Chief Compliance Officer

Heather L. Calby	Chief Financial Officer

Thomas Gregory Smith	Board Member

(10) BRANDYWINE GLOBAL INVESTMENT MANAGEMENT LLC

The directors and officers of Brandywine Global Investment Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Mark Paul Glassman	Executive Vice President and Chief Administrative Officer

Christopher D. Marzullo	Senior Counsel and Chief Compliance Officer

David Fenno Hoffman	Executive Vice President and Manager

Charles James Daley	Non-Employee Manager

David Roehner Odenath	Non-Employee Manager

(11) CAUSEWAY CAPITAL MANAGEMENT, LLC. (Causeway)

The directors and officers of Causeway have held, during the past two fiscal years, the following positions of a substantial nature.

Gracie V. Fermelia	Chief Operating Officer, Chief Compliance Officer, Elected Manager

Sarah H. Ketterer	Chief Executive Officer, Portfolio Manager, Elected Manager

Harry W. Hartford	President, Portfolio Manager, Elected Manager

Mark Cone	Chief Marketing Officer

Turner Swan	General Counsel, Secretary

Robert L. Burch	Elected Manager

(12) CLARIVEST ASSET MANAGEMENT LLC

The directors and officers of Clarivest Asset Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Stacey Nutt	CEO and Manager

David Pavan	Manager

David Vaughn	Manager

Todd Wolter	Manager

James Minnick	Manager

Daniel Kang	Manager

Jennings Newcom	Manager

Jeff Jacobson	Chief Operations Officer, Chief Financial Officer

Tiffany Ayres	General Counsel, Chief Compliance Officer

(13) COHEN & STEERS CAPITAL MANAGEMENT, INC.

The directors and officers of Cohen & Steers Capital Management, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Martin Cohen	Director, Co-Chairman, and Co-Chief Executive Officer.

Robert H. Steers	Director, Co-Chairman, and Co-Chief Executive Officer.

Joseph M. Harvey	President.

Adam M. Derechin	Executive Vice President and Chief Operating Officer.

Matthew S. Stadler	Executive Vice President and Chief Financial Officer.

Francis C. Poli	Executive Vice President, General Counsel and Secretary.

Bernard Doucette	Senior Vice President and Chief Accounting Officer.

Salvatore Rappa	Senior Vice President, Associate General Counsel and Assistant Secretary.

(14) EATON VANCE MANAGEMENT

The directors and officers of Eaton Vance Management have held, during the past two fiscal years, the following positions of a substantial nature.

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years[1]
Thomas E. Faust Jr. - Chief Executive Officer, President of EVM and Trustee of EVC Voting Trust

Chief Executive Officer, President and Chairman of the Board of EVC. Director and President of EV. Director of Eaton Vance Distributors, Inc. ("EVD"). Trustee and/or officer of 173 registered investment companies and 5 private investment companies managed by EVM or its subsidiaries.

Paul O'Neil - Chief Compliance Officer and Vice President of EVM	Officer of 173 registered investment companies managed by EVM or its subsidiaries.

Frederick S. Marius - Chief Legal Officer, Vice President and Secretary of EVM, Trustee of EVC Voting Trust	Chief Legal Officer, Vice President and Secretary of EVC, EV and EVD. Director of EV.

Robert J. Whelan - Chief Financial Officer, Vice President and Treasurer of EVM, Trustee of EVC Voting Trust	Chief Financial Officer, Vice President and Treasurer of EVC. Vice President, Treasurer and Director of EV. Vice President and Director of EVD.

Duncan W. Richardson - Executive Vice President and Chief Equity Investment Officer of EVM, Trustee of EVC Voting Trust	Executive Vice President, Chief Equity Investment Officer and Director of EVC. Officer of 81 registered investment companies managed by EVM or its subsidiaries.

Jeffrey P. Beale - Vice President of EVM and Trustee of EVC Voting Trust	Vice President of EVC.

Maureen A. Gemma - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 173 registered investment companies managed by EVM or its subsidiaries.

Payson F. Swaffield - Vice President and Chief Income Investment Officer of EVM and Trustee of EVC Voting Trust	Chief Income Investment Officer of EVC. Officer of 3 registered investment companies managed by EVM or its subsidiaries.

Scott H. Page - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 11 registered investment companies managed by EVM or its subsidiaries.

Walter A. Row, III - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 25 registered investment companies managed by EVM or its subsidiaries.

Michael W. Weilheimer - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 26 registered investment companies managed by EVM or its subsidiaries.

Cynthia J. Clemson - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 90 registered investment companies managed by EVM or its subsidiaries.

Michael R. Mach - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 25 registered investment companies managed by EVM or its subsidiaries.

Robert B. MacIntosh - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 90 registered investment companies managed by EVM or its subsidiaries.

Judith A. Saryan - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 55 registered investment companies managed by EVM or its subsidiaries.

Thomas M. Metzold - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 43 registered investment companies managed by EVM or its subsidiaries.

G. West Saltonstall - Vice President of EVM and Trustee of EVC Voting Trust

Lisa Jones - Vice President of EVM and Trustee of EVC Voting Trust

Matthew J. Witkos - Chief Executive Officer, President and Director of EVD and Trustee of EVC Voting Trust	Chief Executive Officer, President and Director of EVD. Prior to joining EVD, served as Executive Vice President of Global Distribution at IXIS Asset Managers Advisors Group.

1 Includes both master and feeder funds in master-feeder structure.

(15) EVERCORE ASSET MANAGEMENT, LLC. (Evercore)

The directors and officers of Evercore have held, during the past two fiscal years, the following positions of a substantial nature.

Gregory R. Sawers	Chief Executive Officer

Margot B. Nones	Chief Operating Officer & Chief Compliance Officer

Gail S. Landis	Head of Marketing & Client Service

Andrew Moloff	Chief Investment Officer Value Equities

(16) FIRST EAGLE INVESTMENT MANAGEMENT, LLC

The directors and officers of First Eagle Investment Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Henry H. Arnhold

Director, First Eagle Investment Management, LLC; Chairman of the Board of Arnhold and S. Bleichroeder Holdings, Inc.; Director, Aquila International Fund Limited; Trustee, The New School for Social Research; Director, Conservation International.

John P. Arnhold

Chairman, CEO and Director, First Eagle Investment Management, LLC; Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder Inc. and Natexis Bleichroeder, UK; Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; Trustee, WNET; Managing Member, New Eagle Management Company, LLC; President and Trustee, First Eagle Funds and First Eagle Variable Funds.

Michael M. Kellen	Director, Vice Chairman, First Eagle Investment Management, LLC; Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Director, ASB Securities, LLC; Director, Arnhold Ceramics.

Patrick A. Keenan	Chief Financial Officer, First Eagle Investment Management, LLC; Chief Financial Officer, Arnhold and S. Bleichroeder Holdings, Inc. and ASB Securities LLC.

Robert Miller	Senior Vice President and Director of First Eagle Investment Management, LLC.

Mark D. Goldstein

General Counsel, Chief Compliance Officer, Senior Vice President and Secretary of First Eagle Investment Management, LLC; General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998.

Bridget A. Macaskill

First Eagle Investment Management, LLC, President, Chief Operating Officer and Director (2009-Present); Arnhold and S. Bleichroeder Holdings, Inc., Director (2009-Present); Prudential plc, Board Member (2003-Present); TIAA-CREF, CREF Trustee (2003-Present); William T. Grant Foundation, Trustee; North Shore Land Alliance, Trustee; Merrill Lynch, Independent Consultant appointed under the terms of the Global Research Settlement (2003-2009); BAM Consulting LLC, Principal and Founder (2003-2009).

(17) INVESCO ADVISERS, INC. (Invesco)

The directors and officers of Invesco have held, during the past two fiscal years, the following positions of a substantial nature.

David Alexander Hartley	Treasurer and Chief Accounting Officer

Jeffrey Howard Kupor	Senior Vice President

Todd Lawrence Spillane	Chief Compliance Officer and Senior Vice President

Gregory Mark Armour	Director, Co-President and Co-Chief Executive Officer

Kevin Michael Carome	Director and Secretary

Lauren Michael Starr	Director and Chief Financial Officer

Philip Taylor	Director, Co-President and Co-Chief Executive Officer

Lance Allen Rejsek	Anti-Money Laundering Compliance Officer

Annette Janecka Lege	Controller

Michael Kevin Cronin	Senior Vice President

Kirk Frederick Holland	Senior Vice President

Karen Dunn Kelley	Senior Vice President

Leslie Ann Schmidt	Senior Vice President

Andrew Ryan Schlossberg	Senior Vice President

Gary Kevin Wendler	Senior Vice President

John Mark Zerr	Senior Vice President

Frederick Robert Meyer	Senior Investment Officer

David Alan Ridley	Senior Vice President

David Colvin Warren	Senior Vice President

(18) LAZARD ASSET MANAGEMENT LLC

The directors and officers of Lazard Asset Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Charles G. Ward	Director

Ashish Bhutani	Chief Executive Officer and Director

Charles Carroll	Deputy Chairman

Andrew Lacey	Deputy Chairman

John Reinsberg	Deputy Chairman

Robert P. DeConcini	Chairman USA

Gabrielle Boyle	Senior Managing Director

Andreas Huebner	Senior Managing Director

Robert Prugue	Senior Managing Director

Bill Smith	Senior Managing Director

Jennifer Abate	Managing Director

Michael Bennett	Managing Director

Maureen Beshar	Managing Director

Christopher Blake	Managing Director

Nicholas Bratt	Managing Director

Charles Burgdorf	Managing Director

Irene Cheng	Managing Director

Henry Choon	Managing Director

David Cleary	Managing Director

Kenneth Colton	Managing Director

Robert Connin	Managing Director

Alex Custis	Managing Director

Kun Deng	Managing Director

James Donald	Managing Director

Anthony Dote, Jr.	Managing Director

Yury Dubrovsky	Managing Director

Michael Fry	Managing Director

Kris Haber	Managing Director

William Holzer	Managing Director

Peter Hunsberger	Managing Director

Matthias Kruse	Managing Director

John Lee	Managing Director

Mark Little	Managing Director

Carmine Lizza	Managing Director

Gerald B. Mazzari	Managing Director

Andrew Norris	Managing Director

Nathan Paul	Managing Director

Brian Pessin	Managing Director

Michael Powers	Managing Director

Sean Reynolds	Managing Director

Susan Roberts	Managing Director

Robert Rowland	Managing Director

Nina Saglimbeni	Managing Director

James Schachtel	Managing Director

Ulrich Schweiger	Managing Director

Durrin Sokol	Managing Director

Jeremy Taylor	Managing Director

Ronald Temple	Managing Director

Richard Tutino	Managing Director

Merida Welles	Managing Director

Markus van de Weyer	Managing Director

Charles Wilson	Managing Director

(19) LOOMIS, SAYLES & COMPANY, L.P. (Loomis Sayles)

The directors and officers of Loomis Sayles have held, during the past two fiscal years, the following positions of a substantial nature.

Robert J. Blanding	Chief Executive Officer of Loomis Sayles, Chairman, President

Kevin P. Charleston	Chief Executive Officer of Loomis Sayles, Executive Vice President and Director

Daniel J. Fuss	Vice Chairman, Executive Vice President

John F. Gallagher III	Director of Institutional Services, Executive Vice President and Director

Lauriann C. Kloppenburg	Executive Vice President, Chief Investment Officer-Equity, and Director

John R. Gidman	Executive Vice President, Chief Investment Officer and Director

Jaehoon Park	Executive Vice President, Chief Investment Officer-Fixed-Income, and Director

Jean S. Loewenberg	Executive Vice President, General Counsel, Secretary and Director

John T. Hailer	Director, President and CEO of Natixis Global Asset Management, North America

Pierre P. Servant	Director, President and CEO of Natixis Global Asset Management

Mark E. Smith	Managing Director of Fixed-Income, Executive Vice President and Director

(20) LSV ASSET MANAGEMENT

The directors and officers of LSV Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Tremaine Atkinson	Chief Operating Officer; Chief Compliance Officer

Josef Lakonishok	Chief Executive Officer; Chief Investment Officer

(21) MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

The directors and officers of MFS have held, during the past two fiscal years, the following positions of a substantial nature.

Robert J. Manning	Chief Executive Officer and Chairman of the Board of Directors

Thomas A. Bogart	Director

Dean A. Connor	Director

Martin Beaulieu	Director, Vice Chairman and Head of Global Distribution

Robert C. Pozen	Chairman Emeritus of the Board of Directors

David A. Antonelli	Vice Chairman

Maria F. DiorioDwyer	Executive Vice President, Chief Compliance Officer, and Chief Regulatory Officer

Amrit Kanwal	Executive Vice President and Chief Financial Officer

Mark N. Polebaum	Executive Vice President, Secretary and General Counsel

Michael W. Roberge	President, Chief Investment Officer and Director of Global Research

Robin A. Stelmach	Executive Vice President and Chief Operating Officer

(22) SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic)

The directors and officers of Systematic have held, during the past two fiscal years, the following positions of a substantial nature.

Ronald Matthew Mushock	Managing Director, Portfolio Manager

Karen Elizabeth Kohler	Chief Operating Officer and Chief Compliance Officer, Managing Director

D. Kevin McCreesh	Chief Investment Officer and Portfolio Manager

Kenneth Burgess	Managing Director and Portfolio Manager

Gregory Balcom Wood	Managing Director and Head Trader

Eoin Middaugh	Managing Director, Portfolio Manager

Roger Chang	Vice President, Trader

Scott Garrett	Vice President

Ron Luraschi	Senior Vice President

Jim Wallerius	Senior Vice President

(23) T. ROWE PRICE ASSOCIATES, INC.

The directors and officers of T. Rowe Price Associates, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Bernard	Director and Vice President

John R. Gilner	Chief Compliance Officer and Vice President

James A.C. Kennedy	Director and President

Kenneth V. Moreland	Chief Financial Officer

Brian C. Rogers	Chief Investment Officer, Director and Vice President

William J. Stromberg	Director and Vice President

(24) WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The directors and officers of Waddell & Reed Investment Management Company have held, during the past two fiscal years, the following positions of a substantial nature.

Officers

Henry J. Herrmann	President, Chairman of the Board, Chief Executive Officer, and Director

Michael L. Avery	Executive Vice President, Chief Investment Officer, and Director

John E. Sundeen, Jr.	Executive Vice President, Chief Administrative Officer, and Director

Daniel P. Connealy	Senior Vice President, Chief Financial Officer, and Director

Lawrence J. Cipolla	Senior Vice President and Chief Operations Officer

Daniel C. Schulte	Senior Vice President and General Counsel

Kristen A. Richards	Senior Vice President, Chief Compliance Officer, and Associate General Counsel

Brent K. Bloss	Treasurer

Wendy J. Hills	Senior Vice President, Secretary, and Associate General Counsel

Directors

Alan W. Kosloff	Chairman of the Board and Chairman, Kosloff & Partners, LLC., Kansas City, MO

Dennis E. Logue	Chairman, Ledyard National Bank, Hanover, NH

James M. Raines	President of James M. Raines and Company, San Antonio, TX

Ronald C. Reimer	Former President of Reimer and Kroger Associates, Merriam, KS

William L. Rogers	Principal of Colony Capital, Inc., Los Angeles, CA

Jerry W. Walton	Executive Vice President, Finance and Administration and Chief Financial Officer of J.B. Hunt Transport Service, Inc. Lowell, AR

(25) WILLIAM BLAIR & COMPANY, LLC (William Blair)

The directors and officers of William Blair have held, during the past two fiscal years, the following positions of a substantial nature.

John Ettleson	President, Chief Executive Officer, Executive Committee Member

Edgar Jannotta	Chairman, Executive Committee Member

David Coolidge	Vice Chairman, Executive Committee Member

Timothy Burke	Chief Financial Officer

Arthur Simon	General Counsel

Michelle Seitz	Head of Investment Management, Executive Committee Member

Brent Gledhill	Executive Committee Member

George Greig	Executive Committee Member

Richard Kiphart	Executive Committee Member

John Moore	Executive Committee Member

Robert Newman	Executive Committee Member

Thomas Pace	Director of Operations

Walter Randall	Chief Compliance Officer, Investment Management, Chief Compliance Officer, William Blair Funds

Richard Smirl	Chief Operating Officer, Investment Management

Kenneth Wagner	Chief Compliance Officer, Broker-Dealer

(26) WINSLOW CAPITAL MANAGEMENT

The directors and officers of Winslow Capital Management have held, during the past two fiscal years, the following positions of a substantial nature.

Clark J. Winslow	CEO, CIO, Portfolio Manager

Justin H. Kelly	Senior Managing Director and Portfolio Manager

R. Bart Wear	Senior Managing Director and Portfolio Manager

Jean A. Baillon	Senior Managing Director, Chief Administrative Officer and Chief Financial Officer

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
82 Devonshire Street
Boston, MA 02109

FMR Co., Inc. (FMRC)
82 Devonshire Street
Boston, MA 02109

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Inc. (FMR Japan)
82 Devonshire Street
Boston, MA 02109

Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
82 Devonshire Street
Boston, MA 02109

Fidelity Research & Analysis Company (FRAC)
82 Devonshire Street
Boston, MA 02109

Fidelity Investments Money Management, Inc. (FIMM)
82 Devonshire Street
Boston, MA 02109

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Oakhill House,
130 Tonbridge Road,
Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Shiroyama Trust Tower
4-3-1, Toranomon, Minato-ku,
Tokyo 105-6019, Japan

Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109

FMR LLC
82 Devonshire Street
Boston, MA 02109

Fidelity Distributors Corporation (FDC)
82 Devonshire Street
Boston, MA 02109

Advisory Research Inc. (ARI)
Two Prudential Plaza, 180 N. Stetson Avenue
Chicago, IL 60601

Brandywine Global Investment Management LLC
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Causeway Capital Management, Inc. (Causeway)
11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025

ClariVest Asset Management LLC
11452 El Camino Real Suite 250
San Diego, CA 92130

Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017

Eaton Vance Management
Two International Place
Boston, MA 02110

Evercore Asset Management LLC (Evercore)
55 East 52nd Street, 23rd FL
New York, NY 10055

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105

Fred Alger Management, Inc. (Alger Management)
111 Fifth Avenue
New York, NY 10003

Invesco Advisers Inc. (Invesco)
1555 Peachtree, N.E.
Atlanta, Georgia 30309

Lazard Asset Management, LLC
30 Rockefeller Plaza
New York, NY 10112

Loomis, Sayles & Company, L.P. (Loomis Sayles)
One Financial Center
Boston, MA 02111

LSV Asset Management
1 North Wacker Drive, Suite 4000
Chicago, IL 60606

Massachusetts Financial Services, Inc. (MFS)
500 Boylston Street
Boston, Massachusetts, 02116

Pyramis Global Advisors, LLC
900 Salem Street
Smithfield, RI 02917

Systematic Financial Management, L.P. (Systematic)
300 Frank W. Burr Blvd., 7th Floor
Teaneck, NJ 07666

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

Waddell & Reed Investment Management Company
6300 Lamar Avenue
P.O. Box 29217
Overland Park, KS 66201

William Blair & Company, LLC
222 W. Adams St.
Chicago, IL 60606

Winslow Capital Management
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

Item 32. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Anthony Castella	Controller (2010)	None
Scott Couto	President (2011) and Director (2011)	None
Natalie Kavanaugh	Chief Legal Officer (2010)	None
Harris Komishane	Chief Financial Officer (2011)	None
William F. Loehning	Executive Vice President	None
Steven Schiffman	Treasurer (2010)	None
Richard Siegelman	Chief Compliance Officer (2011)	None
Peter D. Stahl	Assistant Secretary	None
Susan Sturdy	Secretary (2010)	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Strategic Advisers, Inc. and Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodians, The Bank of New York Mellon, 1 Wall Street, New York and State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 14 & 17 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of July 2011.

Fidelity Rutland Square Trust II
	By	/s/Kenneth B. Robins
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Kenneth B. Robins, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Kenneth B. Robins		President and Treasurer	July 28, 2011
Kenneth B. Robins		(Principal Executive Officer)

/s/Nicholas E. Steck		Chief Financial Officer	July 28, 2011
Nicholas E. Steck		(Principal Financial Officer)

/s/Peter C. Aldrich	*	Trustee	July 28, 2011
Peter C. Aldrich

/s/Ralph F. Cox	*	Trustee	July 28, 2011
Ralph F. Cox

/s/Boyce I. Greer		Trustee	July 28, 2011
Boyce I. Greer

/s/Karen Kaplan	*	Trustee	July 28, 2011
Karen Kaplan

/s/Roger T. Servison		Trustee	July 28, 2011
Roger T. Servison

*	By:	/s/Joseph R. Fleming
Joseph R. Fleming, attorney in fact

POWER OF ATTORNEY

We, the undersigned Trustees of Fidelity Commonwealth Trust II and Fidelity Rutland Square Trust II (the "Trusts"), pursuant to the authority granted to the Trusts' Board of Trustees in Section 4.01(l) of Article IV of the Trusts' Trust Instruments dated September 25, 2006 and March 8, 2006, respectively, hereby constitute and appoint Thomas C. Bogle, Kathryn Cohen, Joseph R. Fleming, and Megan C. Johnson, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trusts on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and on our behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after April 1, 2011.

WITNESS our hands on this first day of April, 2011.

/s/Peter C. Aldrich	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/Ralph F. Cox
Peter C. Aldrich		Ralph F. Cox
/s/Karen Kaplan
Karen Kaplan